            As filed with the U.S. Securities and Exchange Commission
                                 on May 6, 1999


                        Securities Act File No. 333-66279
                    Investment Company Act File No. 811-09083

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]


                        Pre-Effective Amendment No. 2                   [x]


                        Post-Effective Amendment No.                    [ ]

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                              [x]


                               Amendment No. 2                          [x]
                        (Check appropriate box or boxes)


                                 CDC MPT+ FUNDS
                     .......................................
                  (Exact Name of Registrant as Specified in Charter)
   9 West 57th Street, 35th Floor
   New York, New York                                   10019
              ........................................................
(Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 891-0667

                                Bluford H. Putnam
                     President and Chief Investment Officer
                         9 West 57th Street, 35th Floor
                            New York, New York 10019
                      ......................................
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Daniel Schloendorn, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                                 CDC MPT+ FUNDS

                                    FORM N-1A

                              CROSS REFERENCE SHEET

Part A
Item No.                                                      Prospectus Heading
--------                                                      ------------------
1.       Front and Back Cover Page........................    Front Cover Page; Back
                                                              Cover Page

2.       Risk/Return Summary:
           Investments, Risks,
           and Performance................................    Risk/Return Summary -- "Investment Goals and
                                                              Principal Strategies" and "A Word About Risk"

3.       Risk/Return Summary:
           Fee Table......................................    Risk/Return Summary -- "Investor Expenses"

4.       Investment Objectives,
           Principal Investment Strategies,
           and Related Risks..............................    Risk/Return Summary; U.S. Core Equity Fund;
                                                              Aggressive Equity Fund; Global Independence
                                                              Fund; Common Investment Strategies For:
                                                              Aggressive Equity Fund and Global Independence
                                                              Fund; More About Risk

5.       Management's Discussion of
           Fund Performance...............................    Not Applicable

6.       Management, Organization, and
         Capital Structure................................    Management; Fund Details -- "Multi-Class
                                                              Structure"

7.       Shareholder Information..........................    Account Policies; Shareholder Services;
                                                              Distribution Policies and Taxes; Fund Details

8.       Distribution Arrangements........................    Fund Details



9.       Financial Highlights Information.................    Not Applicable

Part B
Item No.
--------

10.      Front Cover Page and
           Table of Contents..............................    Cover Page

11.      Fund History.....................................    Organization of the Funds

12.      Description of the Fund and its
           Investments and Risks..........................    Organization of the Funds; Investment
                                                              Objectives and Policies; See Prospectus --
                                                              "Risk/Return Summary;" U.S. Core Equity Fund;
                                                              Aggressive Equity Fund; Global Independence
                                                              Fund; "Common Investment Strategies For:
                                                              Aggressive Equity Fund and Global Independence
                                                              Fund," and "More About Risk"

13.      Management of the Fund...........................    Management of the Funds

14.      Control Persons and Principal
           Holders of Securities..........................    Management of the Funds -- "Control Persons and
                                                              Principal Stockholders"

15.      Investment Advisory and
           Other Services.................................    Management of the Funds; See Prospectus -
                                                              "Management"

16.      Brokerage Allocation
           and Other Practices............................    Investment Objectives and Policies --
                                                              "Portfolio Transactions"

17.      Capital Stock and Other
           Securities.....................................    Organization of the Funds; Management of the
                                                              Funds -- "Capital Stock"




18.      Purchase, Redemption and Pricing
           of Shares......................................    Investment Objectives and Policies --
                                                              "Portfolio Valuation"; Additional Purchase and
                                                              Redemption Information; Exchange Privilege; See
                                                              Prospectus -- "Account Policies" and
                                                              "Shareholder Services"

19.      Taxation of the Fund.............................    Additional Information Concerning Taxes

20.      Underwriters.....................................    Management of the Funds; See Prospectus - "Fund
                                                              Details"

21.      Calculation of Performance Data..................    Determination of Performance

22.      Financial Statements.............................    Financial Statements; Report of Deloitte &
                                                              Touche LLP

Part C
------
Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.


                    Subject to Completion, Dated May 6, 1999




                                   PROSPECTUS

                                  JUNE __, 1999

                                 CDC MPT+ FUNDS

                              U.S. CORE EQUITY FUND

                             AGGRESSIVE EQUITY FUND

                            GLOBAL INDEPENDENCE FUND

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                      CONTENTS

RISK/RETURN SUMMARY...................................................  1

U.S. CORE EQUITY FUND.................................................  10

AGGRESSIVE EQUITY FUND................................................  13

GLOBAL INDEPENDENCE FUND..............................................  15

COMMON INVESTMENT STRATEGIES FOR: AGGRESSIVE EQUITY FUND
  AND GLOBAL INDEPENDENCE FUND........................................  17

MORE ABOUT RISK.......................................................  19

CERTAIN INVESTMENT PRACTICES..........................................  22

MANAGEMENT............................................................  24

ACCOUNT POLICIES......................................................  30

SHAREHOLDER SERVICES..................................................  32

DISTRIBUTION POLICIES AND TAXES.......................................  33

FUND DETAILS..........................................................  35

ADDITIONAL INFORMATION................................................  36

                                 RISK/RETURN SUMMARY

GENERAL

CDC MPT+ Funds is a newly organized no-load mutual fund complex with three separate investment portfolios (each, a "fund"): the U.S. Core Equity Fund, the Aggressive Equity Fund and the Global Independence Fund.

MULTI-CLASS STRUCTURE

Each of the funds offers two no-load classes of shares: Investor shares and Institutional shares. Investor shares bear a shareholding service and distribution fee of 0.25% of the shares' net asset value. Institutional shares do not bear this fee. Whether an investor is eligible to purchase Investor shares or Institutional shares generally depends on the amount invested in a particular fund.

INVESTOR PROFILE

These funds are designed for investors who:

- are investing for long-term goals that may include college or retirement, with a time horizon of several years

- are willing to assume the risk of losing money in exchange for attractive potential long-term returns

- are investing for total return greater than that of the S&P 500 Index, or, in the case of the Global Independence Fund, are investing for total return, on a risk adjusted basis, consistent with the preservation of capital

They may NOT be appropriate if you:

- are investing for a shorter time horizon, especially one of less than several years

-    are uncomfortable with an investment that will fluctuate in value

-    are primarily looking for income or tax-free income

You should base your selection of a fund on your own goals, risk preferences and time horizon.

INVESTMENT GOALS AND PRINCIPAL STRATEGIES

The U.S. Core Equity Fund is a diversified portfolio that seeks a total return greater than that of the S&P 500 Index by investing primarily in common stocks of U.S. issuers. The Aggressive Equity Fund is a non-diversified portfolio that seeks a total return greater than that of the S&P 500 Index by investing primarily in equity and equity-related securities and certain derivative instruments, including U.S. dollar and non-U.S. dollar denominated fixed income derivative instruments and currencies. The Global Independence Fund is a non-diversified portfolio that seeks a total return, on a risk adjusted basis, consistent with the preservation of capital by investing primarily in global equity, global fixed income and currency markets. Each fund employs its own strategy and has its own risk/reward profile. Because you can lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

FUND/RISK FACTORS        INVESTMENT GOAL         PRINCIPAL STRATEGIES
-----------------        ---------------         --------------------
U.S. CORE EQUITY FUND    Total return greater    -  Invests primarily in equity
                         than that of the S&P       securities of U.S. companies
EQUITY RISK              500 Index               -  Looks for companies with
MARKET RISK                                         attractive characteristics such
LEVERAGE RISK                                       as increasing operating
EXPOSURE RISK                                       profits, low relative valuation,
                                                    appropriate capital structures,
                                                    disciplined investment policies
                                                    and senior management incentive
                                                    compensation plans that align
                                                    management and shareholder
                                                    interests
                                                 -  Implements both a fundamental and
                                                    quantitative approach to construct
                                                    a portfolio of securities that
                                                    creates shareholder value

FUND/RISK FACTORS           INVESTMENT GOAL         PRINCIPAL STRATEGIES
-----------------           ---------------         --------------------
-  AGGRESSIVE EQUITY FUND   Total return greater    -  Invests primarily in equity and
                            than that of the S&P       equity-related investments, including
   EQUITY RISK              500 Index                  common stocks, options on securities and
   EXPOSURE RISK                                       securities indices, convertible
   FUTURES RISK                                        securities, rights and warrants, equity
   LEVERAGE RISK                                       swaps, and S&P 500 index futures and
   RISKS OF DERIVATIVE                                 options thereon
     INSTRUMENTS                                    -  To enhance return incrementally and
                                                       manage risk, invests in equity index and
   MARKET RISK                                         bond futures contracts and options thereon,
   FOREIGN SECURITIES RISK                             currency spot and forward contracts,
   INTEREST RATE RISK                                  currency and interest rate futures contracts
   NON-DIVERSIFICATION                                 and options thereon, and equity and interest
     RISK                                              rate swap contracts
                                                    -  Obtains exposure to the global equity,
                                                       global fixed income and currency
                                                       markets through the use of currency
                                                       forward contracts, options on
                                                       securities and securities indices,
                                                       futures contracts and options thereon,
                                                       swaps and other derivative instruments
                                                    -  Uses unencumbered cash to invest in
                                                       money market instruments and short-term
                                                       obligations of high quality
                                                    -  Seeks to replicate the S&P 500
                                                       Index and add incremental
                                                       return by combining the use of
                                                       quantitative tools and risk
                                                       management techniques to construct
                                                       a portfolio of securities and
                                                       derivative instruments that the
                                                       Adviser believes will take
                                                       advantage of future market shifts
                                                       or shifts in market fundamentals,
                                                       behavior or patterns while reducing
                                                       volatility and mitigating risk


FUND/RISK FACTORS           INVESTMENT GOAL         PRINCIPAL STRATEGIES
-----------------           ---------------         --------------------
-  GLOBAL INDEPENDENCE      Total return, on a      -    Invests primarily in global equity
     FUND                   risk adjusted basis,         indices, global fixed income and
                            consistent with the          currency markets
   EXPOSURE RISK            preservation of         -    To enhance return incrementally and
   FUTURES RISK             capital                      manage risk, invests in common
   LEVERAGE RISK                                         stocks, corporate bonds, debentures
   RISKS OF DERIVATIVE                                   and notes, convertible securities,
     INSTRUMENTS                                         non-convertible debt instruments and
   FOREIGN SECURITIES RISK                               preferred stocks, government, bank
   INTEREST RATE RISK                                    and commercial obligations, rights
   MARKET RISK                                           and warrants, depositary receipts,
   NON-DIVERSIFICATION                                   currency spot and forward contracts,
     RISK                                                options on securities and securities
                                                         indices, equity and interest rate
                                                         swap contracts; equity index and bond
                                                         futures and options thereon, and
                                                         currency and interest rate futures
                                                         contracts and options thereon
                                                    -    Uses unencumbered cash to invest in
                                                         money market instruments and
                                                         short-term obligations of high
                                                         quality
                                                    -    Combines the use of quantitative
                                                         tools and risk management techniques
                                                         to construct a portfolio of
                                                         derivative instruments that the
                                                         Adviser believes will take advantage
                                                         of future market shifts or shifts in
                                                         market fundamentals, behavior or
                                                         patterns while reducing volatility
                                                         and mitigating risk


A WORD ABOUT RISK

INVESTMENT IN THE FUNDS INVOLVES SPECIAL RISKS, SOME NOT TYPICALLY ASSOCIATED WITH MUTUAL FUNDS. INVESTORS SHOULD CAREFULLY REVIEW AND EVALUATE THESE RISKS WHEN CONSIDERING AN INVESTMENT IN THE FUNDS. NONE OF THE FUNDS CONSTITUTES A BALANCED INVESTMENT PLAN.

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money and not make money.

The principal risks of investing in the funds are noted above and discussed more fully in "More About Risk". Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, there is no guarantee that you will make money over any period of time and you could lose money by investing in a fund.

Investments in the funds are not bank deposits. They are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  INVESTOR EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of a fund. Please note that the expenses of each fund include the basic, maximum and minimum management fees payable to the Adviser.

                      FEES AND EXPENSES OF THE INVESTOR SHARES

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           GLOBAL
                                    U.S. CORE EQUITY FUND          AGGRESSIVE EQUITY FUND             INDEPENDENCE FUND
------------------------------------------------------------------------------------------------------------------------------
                                 BASIC     MAXIMUM    MINIMUM    BASIC     MAXIMUM    MINIMUM     BASIC    MAXIMUM    MINIMUM
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your
investment)
------------------------------------------------------------------------------------------------------------------------------
Sales charge "load" on
  purchases                       None       None       None      None       None       None       None      None       None
------------------------------------------------------------------------------------------------------------------------------
Deferred sales charge
  "load"                          None       None       None      None       None       None       None      None       None
------------------------------------------------------------------------------------------------------------------------------
Sales charge "load" on
  reinvested distributions        None       None       None      None       None       None       None      None       None
------------------------------------------------------------------------------------------------------------------------------
Redemption fees (short-term
trading fees)(1)                  1.00%      1.00%      1.00%     1.00%      1.00%      1.00%      1.00%     1.00%      1.00%
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (deducted from fund
assets)
------------------------------------------------------------------------------------------------------------------------------
Management fees(2)                1.00%      2.00%       0%       1.50%      3.00%        0%       1.75%     2.00%      1.50%
------------------------------------------------------------------------------------------------------------------------------
Distribution and
  service (12b-1) fees            0.25%      0.25%      0.25%     0.25%      0.25%      0.25%      0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                 1.37%      1.37%      1.37%     1.36%      1.36%      1.36%      1.36%     1.36%      1.36%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                          2.62%      3.62%      1.62%     3.11%      4.61%      1.61%      3.36%     3.61%      3.11%
------------------------------------------------------------------------------------------------------------------------------
Fee waivers and/or expense        1.02%      1.02%      1.02%     1.01%      1.01%      1.01%      1.01%     1.01%      1.01%
reimbursements(4)
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING       1.60%      2.60%      0.60%     2.10%      3.60%      0.60%      2.35%     2.60%      2.10%
EXPENSES (AFTER FEE WAIVERS
AND/OR EXPENSE
REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------


SEE NOTES ON THE FOLLOWING PAGES.

                    FEES AND EXPENSES OF THE INSTITUTIONAL SHARES


------------------------------------------------------------------------------------------------------------------------------
                                                                                                           GLOBAL
                                    U.S. CORE EQUITY FUND          AGGRESSIVE EQUITY FUND             INDEPENDENCE FUND
------------------------------------------------------------------------------------------------------------------------------
                                 BASIC     MAXIMUM    MINIMUM    BASIC     MAXIMUM    MINIMUM     BASIC    MAXIMUM    MINIMUM
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your
investment)
------------------------------------------------------------------------------------------------------------------------------
Sales charge "load" on
  purchases                      None       None       None      None       None       None       None      None       None
------------------------------------------------------------------------------------------------------------------------------
Deferred sales charge
  "load"                         None       None       None      None       None       None       None      None       None
------------------------------------------------------------------------------------------------------------------------------
Sales charge "load" on
  reinvested distributions       None       None       None      None       None       None       None      None       None
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                  1.00%      1.00%      1.00%     1.00%      1.00%      1.00%      1.00%     1.00%      1.00%
(short-term trading fees)(1)
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (deducted from
fund assets)
------------------------------------------------------------------------------------------------------------------------------
Management fees(2)               1.00%      2.00%         0%     1.50%      3.00%         0%      1.75%     2.00%      1.50%
------------------------------------------------------------------------------------------------------------------------------
Distribution and
  service (12b-1) fees           None       None       None      None       None       None       None      None       None
------------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                1.37%      1.37%      1.37%     1.36%      1.36%      1.36%      1.36%     1.36%      1.36%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND                2.37%      3.37%      1.37%     2.86%      4.36%      1.36%      3.11%     3.36%      2.86%
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Fee waivers and/or expense       1.02%      1.02%      1.02%     1.01%      1.01%      1.01%      1.01%     1.01%      1.01%
reimbursements(4)
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND                1.35%      2.35%      0.35%     1.85%      3.35%      0.35%      2.10%     2.35%      1.85%
OPERATING EXPENSES (AFTER
FEE WAIVERS AND/OR EXPENSE
REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------


(1) Each fund will deduct a short-term trading fee equal to 1.00% of the net asset value of the shares from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than the Adviser, and is designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The short-term trading fee, if applicable, is charged on exchanges out of a fund. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

(2) The management fee paid to the Adviser for providing advisory services to the funds consists of a basic fee and a performance adjustment calculated by comparing the Fund's performance to a target. The basic fee for the U.S. Core Equity Fund, the Aggressive Equity Fund and the Global Independence Fund is 1.00%, 1.50% and 1.75% of the fund's average net assets, respectively. The actual fees paid to the Adviser may be higher or lower than the basic fee. The target for the U.S. Core Equity Fund and the Aggressive Equity Fund is the investment record of the Standard & Poor's 500 Composite Price Index (the "S&P 500 Index"). The target for the Global Independence Fund is the investment record of a composite benchmark, 50% of which will be comprised of the Morgan Stanley Capital International World Index (the "World Equity Index") and 50% of which will be comprised of the J.P. Morgan Global Bond Index (the "Global Bond Index"). The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative percentage weights to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks in such index. The World Equity Index is a market capitalization weighted equity index composed of a sample of companies from twenty countries and includes at least 1,579 companies. The Global Bond Index is a total return index that tracks the traded sovereign issues of thirteen international markets. Each market is weighted according to its traded market capitalization in U.S. dollar terms and all issues included in the index are liquid with remaining maturities of greater than thirteen months. See "Management--Management Fees" for additional information about the fee calculation.

(3) Other expenses are based on estimated amounts for each fund's first full fiscal year since the funds have not yet commenced operations.

(4) The Adviser has agreed, for the 12-month period commencing on the date of this Prospectus, to reimburse expenses to each Fund if necessary so that the Fund's "Other Expenses" (other than interest, taxes, brokerage and extraordinary expenses including litigation expenses) do not exceed .35% of the Fund's average net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. However, it is only hypothetical and your actual costs may be higher or lower.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses (other than the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

INVESTOR SHARES


                                    1 YEAR                        3 YEARS
---------------------------------------------------------------------------------------
                           basic    maximum   minimum     basic    maximum    minimum
---------------------------------------------------------------------------------------
U.S. CORE EQUITY FUND      $160     $260      $60         $708     $1,006     $404
---------------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND     $210     $360      $60         $856     $1,297     $402
---------------------------------------------------------------------------------------
GLOBAL INDEPENDENCE FUND   $235     $260      $210        $930     $1,004     $856
---------------------------------------------------------------------------------------



INSTITUTIONAL SHARES

                                    1 YEAR                        3 YEARS
---------------------------------------------------------------------------------------
                           basic    maximum   minimum     basic    maximum    minimum
---------------------------------------------------------------------------------------
U.S. CORE EQUITY FUND      $135     $235      $35         $633     $933       $327
---------------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND     $185     $335      $35         $781     $1,224     $325
---------------------------------------------------------------------------------------
GLOBAL INDEPENDENCE FUND   $210     $235      $185        $856     $930       $781
---------------------------------------------------------------------------------------

                                U.S. CORE EQUITY FUND

GOAL AND STRATEGIES

The U.S. Core Equity Fund seeks a total return greater than that of the S&P 500 Index by providing investors with a professionally and actively managed portfolio that aims to provide superior investment returns compared to those otherwise achievable in the general U.S. equity market. The Fund will use both a fundamental and quantitative approach to equity portfolio management that emphasizes modern portfolio theory and other well-tested academic theories of corporate finance moderated by consideration of the general economic environment and practical financial market experience. The investment strategy will focus on companies where management creates shareholder value by:

-    increasing operating profits

-    designing appropriate capital structures for the business risks being taken

- adopting disciplined new project investment policies as well as acquisition and divestiture policies that earn expected returns in excess of the risk-adjusted cost of capital

- designing senior management compensation plans that reward the creation of shareholder value.

The Fund will use time-tested quantitative systems for identifying overvalued and undervalued common stocks. These quantitative tools will focus on a number of analytical topics, including:

-    earnings growth, earnings surprises and earnings estimate revisions

-    price momentum of stocks

-    valuation analysis

-    merger and acquisition arbitrage analysis

-    seasonal market factors

-    analyzing secondary public offerings and stock buy-backs

The Adviser will manage the Fund with a controlled and disciplined approach to risk-taking with the objective of earning superior returns to the S&P 500 Index from careful stock selection. The Adviser will use quantitative tools to measure and limit portfolio risk, including market timing risk and industry risk in particular, as well as economic risk, financial risk and stock specific risk. When necessary to conserve the Fund's capital, the Adviser may permit some market directional risk to protect the Fund against market downturns through the use of futures, options on futures or short sales.

The Fund does not focus on one source of shareholder value, but seeks a deeper understanding of the many sources from which shareholder value can be created. The guiding principles of modern portfolio theory, corporate finance theory and economic value-added analysis(1) and the disciplined use of quantitative and risk management tools are intended to produce a diversified and balanced portfolio that can earn returns superior to the S&P 500 Index without taking unnecessary risk. As such, the Fund is a risk-managed portfolio seeking equity returns from diversified sources and not merely a value or growth fund.

--------------------------------
(1) EVA-Registered Trademark- is a registered trademark of Stern Stewart & Co.

Securities and industry concentration will be limited by the desire to maintain a reasonable risk level relative to the S&P 500 Index.

S&P Index futures may be used to manage cash flows, invest excess cash, control risk or incrementally enhance return.

PORTFOLIO INVESTMENTS

Under normal market conditions, this Fund invests at least 65% of its assets in equity securities, including:

-    common stocks of U.S. issuers

-    securities convertible into common stocks

- securities such as rights and warrants, whose values are based on common stocks

-    dollar-denominated American Depositary Receipts ("ADRs")

The Fund may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes. The cash portion of this Fund will have a duration of less than 3 years and will consist of investment grade fixed-income securities.

The Fund may gain exposure to stocks through:

-    common and convertible shares

-    short sales

-    purchases on margin

-    writing put and call options

-    initial public offerings

Exposures to the U.S. stock market may also be acquired by:

-    stock market and industry specific index commodity futures contracts

-    options contracts

-    options on futures contracts

-    exchange-traded options on individuals stocks

The Fund may also engage in:

-    arbitrage activities

-    repurchase agreements

-    reverse repurchase agreements

-    forward delivery contracts

For liquidity and flexibility, the Fund may invest a portion of its assets in money market instruments and short-term obligations of high quality, including U.S. Government securities, bank obligations, repurchase and reverse repurchase agreements, commercial paper and other investment-grade debt securities. As a defensive tactic in unusual market conditions, the Fund may temporarily invest without limit in these money market and short-term obligations. This could potentially keep the Fund from achieving its objective.

RISK FACTORS

This Fund's principal risk factors are:

-    equity risk

-    market risk

-    leverage risk

-    exposure risk

-    risks of derivative instruments

The value of your investment will fluctuate in response to stock market movements. To a limited extent, the Fund may also engage in other investment practices, including the purchase of foreign securities. International investing is associated with additional risks, including currency, information and political risks. The Fund may use structured securities and other instruments (such as swaps) to gain access to the performance of a benchmark asset such as an index or selected stocks where the Fund's direct investment in the benchmark asset is restricted. These types of investments carry a number of additional risks such as access, credit, currency, exposure, information, interest rate, liquidity, market, political and valuation risks. In addition, the Fund may be subject to interest rate risk to the extent it invests in fixed- income securities and engages in futures and options on futures transactions. These risks are defined in "More About Risk."

Although the Fund may hedge its portfolio to reduce investment risk, the Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

To the extent that it invests in certain securities or other instruments, the Fund may be affected by additional risks. These risks are defined in "More About Risk." That section also details other investment practices the Fund may use. Please read "More About Risk" carefully before you invest.

                              AGGRESSIVE EQUITY FUND

GOAL AND STRATEGIES

The Aggressive Equity Fund seeks a total return greater than that of the S&P 500 Index by investing primarily in the U.S. equity market, as well as the global equity, global fixed income and currency markets. The Fund's investments outside the United States will generally be limited to developed countries. The Fund may use certain derivative instruments to enhance its return incrementally as well as to manage portfolio risk.

The Fund will apply the Adviser's Global Dynamic Asset Allocation Strategy ("GDAA") which balances the goal of high performance with the appropriate risk. The GDAA Strategy seeks to control the effect of shifts in market volatility in the liquid equity and fixed-income markets of developed economies. In addition, the strategy uses short-term currency forward contracts for sufficiently liquid currency markets. Furthermore, the GDAA Strategy seeks to exploit consistent (although evolving) patterns in the relationships of fundamental economic and financial variables to the underlying equity, bond and currency markets. It uses a mixture of fundamental judgment and sophisticated quantitative tools, which simultaneously estimate predictive expected asset returns with asset risks and correlations to achieve a stream of portfolio returns which effectively balance a reasonable range of risk against return.

PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund will invest at least 65% of its assets in equity and equity-related securities and derivative instruments of U.S. issuers including:

-    common stocks

-    options on securities and securities indices

-    securities convertible into common stocks

-    rights and warrants, whose values are based on common stocks

-    equity swap contracts

-    S&P 500 index futures contracts and options thereon

To enhance its investment returns incrementally and to manage risk, the Fund may also enter into:

-    equity index and bond futures contracts and options thereon

-    currency spot and forward contracts

-    currency and interest rate futures contracts and options thereon

-    equity and interest rate swap contracts

To a lesser extent, the Fund may also purchase or sell contracts relating to the future delivery of precious metals.

The Fund may also invest directly in long-term U.S. and foreign government securities. For liquidity and flexibility, the Fund intends to place its remaining assets in money market instruments and short-term obligations of high quality, including U.S. Government securities, bank obligations, repurchase and reverse repurchase agreements, commercial paper and other investment-grade debt securities. As a defensive tactic in unusual market conditions, the Fund may temporarily invest without limit in these money market and short-term obligations. This could potentially keep the Fund from achieving its goal.

The Fund may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes.

Although the Fund may hedge its portfolio to reduce investment risk, the Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

RISK FACTORS

This Fund's principal risk factors are:

-    equity risk

-    exposure risk

-    futures risk

-    leverage risk

-    risks of derivative instruments

-    foreign securities risk

-    market risk

-    interest rate risk

-    non-diversification risk

The value of your investment will fluctuate in response to global stock market movements, as well as global bond market movements. In addition, because the Fund invests globally, it will be exposed to currency, information, political and, possibly, natural event risks. To the extent that the Fund's foreign investments at any given time are focused in one particular country or target a single region, the Fund may be more volatile than a more geographically diversified fund.

The Fund's transactions in leveraged derivative instruments, such as options on securities and indices, futures contracts and related options, and transactions in currency contracts, carry additional risks, such as correlation, liquidity, credit, opportunity and regulatory risks. The Fund may also use structured securities and other instruments (such as swaps) to gain access to the performance of a benchmark asset such as an index or selected stocks where the Fund's direct investment in the benchmark asset is restricted. These types of investments carry a number of additional risks such as access, credit, currency, exposure, information, interest rate, liquidity, market, political and valuation risks. These risks and additional risks that the Fund may be subject to are defined in "More About Risk." "More About Risk" also details other investment practices the Fund may use, which, if employed, are associated with further risk that could adversely affect the Fund's performance. Please read "More About Risk" carefully before you invest.

                              GLOBAL INDEPENDENCE FUND

GOAL AND STRATEGIES

The Global Independence Fund seeks total return, on a risk adjusted basis, consistent with the preservation of capital. To achieve its investment objective, the Fund invests in the global equity, global fixed income and currency markets. The Fund will pursue a balanced investment approach and the Adviser does not expect to place particular emphasis on either the equity or fixed income portion of the portfolio at any time. The Fund seeks to enhance its return incrementally and manage risk by using currency spot and forward contracts, financial futures, options on futures and other derivative instruments. The Fund will seek to provide total return on a risk adjusted basis by applying the GDAA Strategy described under "Aggressive Equity Fund" and investing, through the use of the instruments described below, in the global equity, global fixed income and currency markets. The Fund's investments outside the United States will generally be limited to developed countries.


PORTFOLIO INVESTMENTS

-    common stocks, corporate bonds, debentures and notes

- securities convertible into common stocks, non-convertible debt instruments and preferred stocks

-    government, bank and commercial obligations

-    rights and warrants, whose value is based on common stocks

-    depositary receipts relating to equity securities

-    currency spot and forward contracts

-    options on securities and securities indices

-    equity and interest swap contracts

-    equity index and bond futures contracts and options thereon

-    currency and interest rate futures contracts and options thereon

The Fund intends to place a substantial portion of its assets in short-term obligations of high quality, including:

-    U.S. Government securities

-    bank obligations

-    repurchase and reverse repurchase agreements

-    commercial paper and other investment-grade debt securities

As a defensive tactic in unusual market conditions, the Fund may temporarily invest without limit in these money market and short-term obligations. This could potentially keep the Fund from achieving its goal.

To a lesser extent, the Fund may also purchase or sell contracts relating to the future delivery of precious metals.

Although the Fund may hedge its portfolio to reduce investment risk, the Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

RISK FACTORS

This Fund's principal risk factors are:

-    exposure risk

-    futures risk

-    leverage risk

-    risks of derivative instruments

-    foreign securities risk

-    interest rate risk

-    market risk

-    non-diversification risk

The value of your investment in the Fund will fluctuate in response to stock, bond and currency market movements.

Because the Fund invests in foreign securities, the Fund may be affected by additional risks such as currency, information, political and possibly, natural event risks. To the extent that the Fund's foreign investments at any given time are focused in one particular country or target a single region, the Fund may be more volatile than a more geographically diversified fund.

The Fund's transactions in leveraged derivative securities, such as futures contracts and related options, options on securities and indices and transactions in currency contracts, carry additional risks, such as correlation, liquidity, credit, opportunity and regulatory risks.

These risks and other risks which the Fund may be subject to are defined in "More About Risk." "More About Risk" also details other investment practices the Fund may use. Please read "More About Risk" carefully before you invest.

                        COMMON INVESTMENT STRATEGIES FOR:

                             AGGRESSIVE EQUITY FUND

                                       AND
                            GLOBAL INDEPENDENCE FUND

To realize the funds' investment objectives, the Adviser will be continuously developing new strategies to take advantage of future market shifts or shifts in market fundamentals, behavior or patterns. Broadly, however, the funds will combine various approaches to modern portfolio theory and risk management with investment themes such as relative value, market arbitrage and directional trading. Individual position risk and return potential are estimated in a consistent framework involving the Adviser's judgment and the use of sophisticated quantitative tools. At the fund level, risk-return trade-offs are carefully weighted to keep the fund's expected volatility within reasonable ranges.

RELATIVE VALUE: Using a trading strategy, the funds will seek to exploit the fundamental and persistent patterns of market behavior between interrelated assets such as yield curve points, credit points, credit spreads and/or related market spreads. As an example, a long position in a country's bond market might be held against a short position with a similar maturity in a bond market of another country. The related currency position could be taken to mitigate risk, depending on market circumstances and our fundamental and quantitative analysis. This differs from classic arbitrage positions as convergence may not be assured or the date of the convergence may be very distant. The returns on these transactions would be relatively independent of overall market trends.

DIRECTIONAL TRADING: The funds will take positions which will attempt to capture gains from changes in volatility or the direction of a particular market. The Adviser's strategies seek to exploit consistent patterns in the relationships of fundamental economic and financial variables to the underlying bond and currency markets. The Adviser will monitor the implicit forecasting relationships using error-learning statistical processes. The Adviser will use these tools in making decisions regarding the optimal level of risk to be employed on various positions.

MODERN PORTFOLIO THEORY: The funds will employ a strategy that uses theoretical tools in practice which consider risk, return and efficiency. With the combination of fundamental judgment and quantitative analysis, the Adviser may select trades not only for these reasons, but for their net return-enhancing or risk-mitigating properties for the fund as a whole.

RISK MANAGEMENT: The risk management process emphasizes a blending of judgment with quantitative discipline. The Adviser will monitor and control the targeted risk-return trade-off throughout the portfolio allocation process and day-to-day management process. As the basic measure of risk, the Adviser will focus on the annualized standard deviation of monthly performance. The Adviser will use daily, weekly and monthly historical data, as well as risk forecasting systems, to provide measures of the expected standard deviation of the fund. Stress testing for different economic environments will be performed as another measure of risk.

The Adviser will seek to target returns for relative value and directional trading based on the examination of long term themes, short term factors and relative indicators. To assist in capturing and analyzing these factors, the Adviser may use a system that has both quantitative and qualitative elements. The system incorporates a sophisticated and dynamic process which is designed to forecast the risk and return characteristics of all the assets in a consistent manner.

The Adviser will also, on a regular basis, compare the correlation of individual risk factors, projected fund returns, measures of relevant indices and investment strategies to build a portfolio of securities that attempts to optimize the risk-return objectives of the fund.

In addition, forecasts of targeted asset return and associated risk measures are generated using financial and economic inputs. These forecasts are examined and data is analyzed to promote consistency. External information, which the Adviser deems to be outside the scope of the initial inputs, is integrated in the forecasting process and new forecasts are generated. These forecasts and measures of forecasting error, as well as the relationships among those errors, are all generated in a consistent manner allowing for optimization. Optimization of the portfolio, given the targeted risk-return trade-off, suggests potential allocations, which are again examined for inconsistencies. These inconsistencies, if found, tend to highlight potential errors in the information input or assumptions about relative market movements that a non-quantitative system would typically overlook. Inconsistencies are then dealt with at the point of origin, and the system is once against rerun (if necessary). New allocations are then overlaid on existing asset class positions to generate new net exposures. Trading based on the resulting portfolio is then implemented. Adjustments are made whenever the Adviser deems that the environment has changed dramatically from that assumed in the current portfolio's allocations.

The entire investment process is regularly monitored, upgraded and tested to promote consistency and integrity for the resulting portfolios and each fund's objective.

                                 MORE ABOUT RISK

INTRODUCTION

A fund's risk profile is largely defined by the fund's investment goal and principal strategies. You will find a summary of each fund's risk profile in "Risk/Return Summary - Investment Goals and Principal Strategies." The fund-by-fund discussions contain more detailed information.

In addition to the risks previously mentioned, the funds may use certain investment practices that have high risks and opportunities associated with them. However, each fund has limitations and policies designed to reduce these risks. To the extent a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. The "Certain Investment Practices" table in this section briefly describes these practices and the limitations on their use, as well as the risks associated with them.

TYPES OF INVESTMENT RISK

ALL FUNDS

ACCESS RISK The risk that some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

CORRELATION RISK The risk that the relationships between markets are not contemplated in the investment decision-making process. Incomplete correlation, or inaccurately forecasted correlation, can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

EQUITY RISK Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the funds invest will cause the net asset value of the funds to fluctuate.

EXPOSURE RISK The risk associated with techniques that increase a fund's exposure to a security, index or its investment portfolio. Exposure is the fund's maximum potential gain or loss from an investment. Certain investments (such as options and futures) and certain practices (such as short-selling) may have the effect of magnifying declines as well as increases in a fund's net asset value. Losses from writing options and entering into futures and short sales can be unlimited.

LEVERAGE RISK If a fund borrows or otherwise uses leverage to invest in securities or derivative instruments, any investment gains made on the securities or instruments in excess of interest or other amounts paid by the fund will cause the net asset value of the fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities or instruments purchased fails to cover their cost (including any interest paid on borrowed money) to the fund, the net asset value of the fund's shares will decrease faster than would otherwise be the case. The use of leverage can lead to substantial losses.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

MANAGEMENT AND OPPORTUNITY RISK The risk that a strategy used by a fund's management may fail to produce the intended result. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments. These risks are common to all mutual funds.

MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed-income securities may involve less market risk than stocks, but not always. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. Bonds of some companies are riskier than the stocks of others. The risk of bonds declining in value may be offset in whole or in part by the income they provide.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events.

OPERATIONAL RISK The risk that some countries may have less developed securities markets (and related transaction, registration and custody practices).

PREPAYMENT AND EXTENSION RISKS The risk that the term of a mortgage or asset-backed pool of securities in which a fund may invest may be shortened by unscheduled or early payments of principal on underlying mortgages or assets, or extended under certain circumstances. Prepayments and extensions may cause the yield on such securities to differ from the expected yield based on assumed average life. Reinvestments of prepayments may occur at higher or lower interest rates than the original investment and affect a fund's yield.

RISKS OF DERIVATIVE INSTRUMENTS The use of these instruments requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. The success of the funds in selecting these instruments for their portfolios depends on the skill of the Adviser in predicting the movement of interest rates, the value of particular instruments and other economic variables. There is no assurance that the Adviser will accurately predict these movements.

TRADING LIMIT AND TRADING HALT RISK. Exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, no trading may occur at prices outside that limit. If a trading limit is reached before the close of a trading day, a Fund may not be able to purchase or sell options or futures contracts at advantageous prices or at all. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts. In addition, the Chicago Mercantile Exchange imposes intraday 10 minute trading halts when trades occur at specified limits within the various time periods.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price that it can sell them for.

YEAR 2000 PROCESSING RISK. The risk that a fund is adversely affected if the computer systems used by the Adviser or other service providers do not correctly handle the change from "99" to "00" on January 1, 2000. CDC Investments is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. However, there can be no assurance that these efforts will be entirely successful. The Year 2000 issue affects practically all companies, organizations, governments and markets throughout the world -- including companies or governmental entities in which the funds invest. To the extent that the impact on a fund's holdings or on the global markets or economies is negative, it could adversely affect a fund's returns.

AGGRESSIVE EQUITY FUND AND GLOBAL INDEPENDENCE FUND ONLY

FUTURES RISK These funds will buy and sell commodity futures contracts and options thereon up to the fullest extent permissible under applicable law. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various securities indices that are settled in cash. Applicable law currently permits unlimited use of futures and related options for bona fide hedging purposes; however, aggregate initial margin and premiums required to establish non-hedging positions may not exceed 5% of each fund's net asset value after taking into account unrealized profits and unrealized losses on any contracts it has entered into. Unforeseen changes in regulatory provisions relating to the use of futures and options on futures may adversely affect a fund's management or performance. Although these funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a fund's assets that may be at risk with respect to futures activities.

INTEREST RATE RISK Changes in interest rates may cause a decline in an investment's market value. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

FOREIGN SECURITIES RISK

     CURRENCY RISK Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. If futures are traded on non-U.S. exchanges, such exchanges may require that margin for open positions be converted to the home currency of the contract. Whenever margin is held in a non-U.S. currency, losses may occur if exchange rates fluctuate. Also, direct currency positions, through currency forward contracts, may go up or down in price.

     POLITICAL RISK Government or political actions of any sort may cause losses in a fund. These actions may range from changes in tax or trade statutes to nationalization, expropriation, currency blockage or governmental collapse and war, among many others.

     INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

NON-DIVERSIFICATION RISK As non-diversified portfolios, these funds are not limited in the amount of their assets that may be invested in the securities of a single issuer. Each fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. Because each fund is non-diversified, there is a greater chance that the poor performance of a single position could hurt the total value of the fund.

CERTAIN INVESTMENT PRACTICES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                Global
                                                                                  U.S. Core     Aggressive   Independence
This table shows each fund's limitations on certain investment practices.  In    Equity Fund   Equity Fund       Fund
each case the significant types of risk are listed, which are defined elsewhere in this prospectus.
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  Interests in pools of assets such as receivables             --            o             o
from credit card and automobile loans.  CREDIT, PREPAYMENT AND EXTENSION,
LIQUIDITY, INTEREST RATE RISKS.
-------------------------------------------------------------------------------------------------------------------------
BELOW INVESTMENT GRADE DEBT SECURITIES  Debt securities rated below BBB by            --           10%           10%
Moody's Investors Service, Inc. or Baa by Standard & Poor's Ratings Service
(or of comparable quality, if unrated) are considered junk bonds. CREDIT,
MARKET, INTEREST RATE, LIQUIDITY, VALUATION, INFORMATION RISKS.
-------------------------------------------------------------------------------------------------------------------------
BORROWING  The borrowing of money from banks for temporary or emergency
purposes to meet redemption requests and to facilitate settlement of               33 1/3%       33 1/3%       33 1/3%
transactions in portfolio securities.  EXPOSURE, LEVERAGE RISKS.
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES  Debt securities backed by pools of mortgages,             --            o             o
including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs).  CREDIT, PREPAYMENT AND
EXTENSION, LIQUIDITY, INTEREST RATE RISKS.
-------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES  Securities with restrictions on            15%           15%           15%
trading or those not actively traded on the open market.  LIQUIDITY,
VALUATION, MARKET RISKS.
------------------------------------------------------------------------------- ------------- ------------- -------------
SECURITIES LENDING.  Lending portfolio securities to financial institutions;         50%           - -           - -
a fund receives cash, U.S. government securities or bank letters of credit as collateral.  CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.
-------------------------------------------------------------------------------------------------------------------------
-  SHORT SALES AND SHORT SALES AGAINST THE BOX  The selling of securities that       10%           - -           - -
   have been borrowed on the expectation that the market price will drop.
   Hedged.  LEVERAGE, MARKET, CORRELATION, LIQUIDITY, OPPORTUNITY RISKS.
   Speculative.  LEVERAGE, MARKET, LIQUIDITY RISKS.
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING  Selling a security shortly after purchase.  A fund                *             o             o
engaging in short-term trading will have higher turnover and transaction expenses.  Increased short-term capital gains distributions could raise shareholders' income tax liability.  MARKET RISK.
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS  Placing some or all of a fund's assets in                *             *             *
investments such as money market obligations and investment-grade debt securities for defensive purposes.  Although intended to avoid losses in unusual market conditions, defensive tactics might prevent a fund from achieving its goal.
-------------------------------------------------------------------------------------------------------------------------
WARRANTS  Options issued by a company granting the holder the right to buy           10%           10%           10%
certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, EXPOSURE RISKS.
-------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS  The purchase or sale of              20%           20%           20%
securities for delivery at a future date; market value may change before delivery. MARKET, LIQUIDITY, EXPOSURE, OPPORTUNITY, LEVERAGE RISKS.
-------------------------------------------------------------------------------------------------------------------------


                                      -22-

-------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS  Debt securities that pay no cash income to holders until          20%           20%           20%
maturity and are issued at a discount from maturity value.  At maturity, the entire return comes from the difference between purchase price and maturity value.  INTEREST RATE RISK.
-------------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

           *    No policy limitation on usage
           o    Permitted, but not typically used
         - -    Not permitted
                Numbers shown indicate percentages:
          20    ITALIC TYPE represents percent of total assets
          20    roman type represents percent of net assets

                                   MANAGEMENT

ABOUT THE ADVISER

The board of trustees of CDC MPT+ Funds supervises each fund's business affairs.

The board has selected CDC Investment Management Corporation, to manage the funds. It is responsible for:

-    investing each fund's assets according to its goal and strategy

-    placing buy and sell orders

-    managing day-to-day operations and business activities

-    providing office space and equipment


CDC Investment Management Corporation was formed as a New York corporation in 1990 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CDC Investments is an established leader in providing alternative investment strategies for institutional clients. CDC Investments strives to develop products and strategies which will provide its clients with superior risk-adjusted performance that is not well correlated with traditional stock and bond market indices. Although the Adviser has not managed U.S. registered funds in the past, it has substantial experience managing unregistered portfolios based in Luxembourg that are subject to restrictions similar to those imposed on U.S. registered investment companies. As of March 31, 1999, CDC Investments has approximately $4 billion in assets under management, providing asset management services to large European, Asian and North American financial institutions, family offices, fund of funds, pension funds and other investors.


CDC Investments is the wholly owned, U.S.-based, asset management subsidiary of Caisse des Depots et Consignations ("CDC Group"), one of the world's largest financial institutions with a "AAA" credit rating on its senior long-term debt. Headquartered in Paris, CDC Group has nearly a 180 year record of providing financial services. With autonomous subsidiaries in New York, Frankfurt and Tokyo, the CDC Group specializes in investment management, capital market and other financial activities, savings and life insurance, fiduciary services and public finance. CDC Investments was founded as part of a strategic expansion to provide world-class investment services in the United States and to expand its asset management expertise and products for the European asset management subsidiaries.

The Adviser's offices are located at:

9 West 57th Street, 35th Floor
New York, NY 10019

MANAGEMENT FEES

The U.S. Core Equity Fund pays the Adviser a basic fee of 1.00% per annum, the Aggressive Equity Fund pays the Adviser a basic fee of 1.50% per annum and the Global Independence Fund pays the Adviser a basic fee of 1.75% per annum, of the respective fund's average daily net assets. This basic management fee may be adjusted upward or downward by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a target during the most recent twelve-month period. The target for the U.S. Core Equity Fund and the Aggressive Equity Fund is the investment record of the S&P 500 Index. The target for the Global Independence Fund is the investment record of a composite benchmark, of which 50% is comprised of the World Equity Index and 50% is comprised of the Global Bond Index.

In the case of the U.S. Core Equity Fund and the Aggressive Equity Fund, the difference between the fund's performance compared to the performance of the relevant target is multiplied by a Performance Adjustment of 25% (as an annual rate). The Performance Adjustment is then added to or subtracted from the basic fee, subject to the maximum or minimum fee. The maximum annualized Performance Adjustment is 1.00% for the U.S. Core Equity Fund and 1.50% for the Aggressive Equity Fund.


In the case of the Global Independence Fund, the difference between the Fund's performance compared to the performance of the relevant target is multiplied by a Performance Adjustment of 5% as an annual rate. The Performance Adjustment is then added to or subtracted from the basic fee, subject to the maximum or minimum fee. The maximum Performance Adjustment is 0.25% for the Global Independence Fund.


Here are examples of how the Performance Adjustment would work (using annual rates):


--------------------------------------------------------------------------------------------------------------
U.S. Core Equity Fund
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Fund Performance     Relevant                        Basic Management                   Total Management
(before Management fee)     Index     Excess Performance         Fee          Fee Adjustment        Fee
--------------------------------------------------------------------------------------------------------------
      -10.00%              -15.00%           5.00%              1.00%              1.00%           2.00%
--------------------------------------------------------------------------------------------------------------
       -5.00%                5.00%         -10.00%              1.00%             -1.00%           0.00%
--------------------------------------------------------------------------------------------------------------
        4.00%                5.00%          -1.00%              1.00%             -0.25%           0.75%
--------------------------------------------------------------------------------------------------------------
        5.00%                5.00%           0.00%              1.00%              0.00%           1.00%
--------------------------------------------------------------------------------------------------------------
        6.00%                5.00%           1.00%              1.00%              0.25%           1.25%
--------------------------------------------------------------------------------------------------------------
       10.00%                5.00%           5.00%              1.00%              1.00%           2.00%
--------------------------------------------------------------------------------------------------------------
       15.00%                5.00%          10.00%              1.00%              1.00%           2.00%
--------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Fund Performance     Relevant                        Basic Management                   Total Management
(before Management fee)     Index     Excess Performance         Fee          Fee Adjustment        Fee
--------------------------------------------------------------------------------------------------------------
       -10.00%             -15.00%           5.00%              1.50%              1.25%           2.75%
--------------------------------------------------------------------------------------------------------------
        -5.00%               5.00%         -10.00%              1.50%             -1.50%           0.00%
--------------------------------------------------------------------------------------------------------------
         2.00%               5.00%          -3.00%              1.50%             -0.75%            .75%
--------------------------------------------------------------------------------------------------------------
         5.00%               5.00%           0.00%              1.50%              0.00%           1.50%
--------------------------------------------------------------------------------------------------------------
         8.00%               5.00%           3.00%              1.50%              0.75%           2.25%
--------------------------------------------------------------------------------------------------------------
        12.00%               5.00%           7.00%              1.50%              1.50%           3.00%
--------------------------------------------------------------------------------------------------------------
        15.00%               5.00%          10.00%              1.50%              1.50%           3.00%
--------------------------------------------------------------------------------------------------------------
Global Independence Fund
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Fund Performance     Relevant                        Basic Management                   Total Management
(before Management fee)     Index     Excess Performance         Fee          Fee Adjustment        Fee
--------------------------------------------------------------------------------------------------------------
        -10.00%             -15.00%          5.00%               1.75%             0.25%           2.00%
--------------------------------------------------------------------------------------------------------------
          4.00%              10.00%         -6.00%               1.75%            -0.25%           1.50%
--------------------------------------------------------------------------------------------------------------
          5.00%              10.00%         -5.00%               1.75%            -0.25%           1.50%
--------------------------------------------------------------------------------------------------------------
          6.00%              10.00%         -4.00%               1.75%            -0.20%           1.55%
--------------------------------------------------------------------------------------------------------------
          7.00%              10.00%         -3.00%               1.75%            -0.15%           1.60%
--------------------------------------------------------------------------------------------------------------
         12.00%              10.00%          2.00%               1.75%             0.10%           1.85%
--------------------------------------------------------------------------------------------------------------
         15.00%              10.00%          5.00%               1.75%             0.25%           2.00%
--------------------------------------------------------------------------------------------------------------
         16.00%              10.00%          6.00%               1.75%             0.25%           2.00%
--------------------------------------------------------------------------------------------------------------
         20.00%              10.00%         10.00%               1.75%             0.25%           2.00%
--------------------------------------------------------------------------------------------------------------

Each fund's performance is calculated based on its net asset value per share after expenses but before the management fee.

For purposes of calculating the Performance Adjustment, any dividends or capital gains distributions paid by a fund are treated as if those distributions were reinvested by shareholders in fund shares at the net asset value per share as of the record date for payment. The performance record for the S&P 500 Index, and the composite of the World Equity Index and the Global Bond Index (each, a "Benchmark") is based on the change in value of the relevant Benchmark, and is adjusted for any cash distributions from the companies whose securities comprise the relevant Benchmark.

Because the adjustment to the basic fee is based on the comparative performance of the fund and the record of the corresponding index, the controlling factor (regarding the Performance Adjustment to the basic fee) is not whether the fund's performance is up or down, but whether it is up or down more or less than the performance record of the corresponding index. Moreover, the comparative investment record of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

MEET THE MANAGERS

The day-to-day portfolio management of each of the funds is managed by the following teams of investment professionals. Each person joined CDC Investments in 1997 and has been a co-portfolio manager of the relevant fund since its inception. Each portfolio manager's title with CDC Investments appears next to his name.

--------------------------------------------------------------------------------
U.S. CORE EQUITY FUND      BLUFORD H. PUTNAM, PH.D., President and
                           Chief Investment Officer
                           Managing Director and Chief Investment
                           Officer for Equities and Asset Allocation with the Global Investment Management
                           Department of Bankers Trust Company (NY) from 1994 to 1997
                           President of Putnam & Associates, Inc. from
                           1991 to 1994
                           Director and Chief Economist at Kleinwort
                           Benson Ltd. (London) from 1989 to 1991
                           Visiting Professor at St. Mary's College,
                           1988 to 1989
                           Principal and Head of the international
                           fixed income strategy team at Morgan
                           Stanley & Co. from 1984 to 1988
                           Partner with Stern Stewart & Co. from 1982
                           to 1984
                           Economist with Chase Manhattan Bank from
                           1978 to 1982
                           Economist with the Federal Reserve Bank of
                           New York from 1976 to 1978

                           JOSE QUINTANA, PH.D., Managing Director
                           Vice President and Head of Quantitative
                           Research for the Strategic Asset Allocation
                           team in the Global Investment Management
                           Group of Bankers Trust Company from 1994 to
                           1997
                           Vice President in the Global Risk
                           Management Sector of Chase Manhattan
                           Bank from 1992 to 1994
                           Vice President at Chase Investors
                           Management Corporation from 1988 to 1992
                           Staff Supervisor for AT&T's Market Analysis
                           and Forecasting Directorate from 1987 to
                           1988

                           JASON WOLIN, Vice President and Portfolio
                           Manager
                           Portfolio Manager at Bankers Trust Company from 1994 to 1997
                           Project Manager (Financial Systems Group) at J.P. Morgan & Co. from 1992 to 1994

                           FRANK HANLEY, Vice President
                           Worked as a proprietary trader with Spear,
                           Leeds & Kellog from 1995 to 1997
                           Worked as a head trader for Gabelli & Co.
                           Inc./GAMCO Investors from 1984 to 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND     BLUFORD H. PUTNAM, PH.D., President
AND GLOBAL INDEPENDENCE    See above
FUND
                           JOSE QUINTANA, PH.D., Managing Director
                           See above

                           D. SYKES WILFORD, PH.D., Managing Director
                           Chief Investment Officer of Bankers Trust
                           Private Bank and Managing Director of
                           Bankers Trust Global Investment Management from 1994 to 1997
                           Managing Director of Chase Investment Bank,
                           Ltd., London from 1992 to 1994
                           Managing Director of Chase Manhattan Bank, responsible for Risk Management product development and marketing from
                           1988 to 1992
                           Chief International Fixed Income Strategist for Drexel Burnham Lambert (London) from 1987 to 1988
                           Managing Director of Chase Manhattan Bank from 1977 to 1987
                           Economist with the Federal Reserve Bank of
                           New York from 1976 to 1977

                           ANDREW DALTON, Director
                           Vice President at Bankers Trust Company
                           from 1995 to 1997
                           Worked on the development and
                           implementation of global asset
                           allocation models for Chase Manhattan
                           Bank 1992 to 1995
--------------------------------------------------------------------------------

PRIOR PERFORMANCE OF SIMILAR PORTFOLIOS MANAGED BY THE ADVISER

The statistics below show the performance of three unregistered investment portfolios managed by CDC Investments. In managing the Funds, CDC Investments will employ substantially the same investment objectives, policies and strategies that it employs in managing the corresponding portfolios described below. However, in managing the Funds, CDC Investments will be subject to certain rules imposed on registered investment companies (E.G., limits on the percentage of assets invested in securities of issuers in a single industry, limits on futures trading and requirements on distributing income to shareholders) that do not apply to the unregistered portfolios. In addition, the continuous offering of a Fund's shares and a Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows different from those of the corresponding portfolio. Moreover, the way of calculating the performance of the portfolios, which value their assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. If the unregistered investment portfolios had been subject to the same investment restrictions as the Funds, their investment returns may have been lower.

The performance returns shown below are for the period from the commencement of the relative portfolio's operations through December 31, 1998, and, in the case of the Global Independence Portfolio described below, for the full year ended December 31, 1998.

Fees and expenses incurred in the operation of the portfolios differ from and are lower than the fees and expenses expected to be incurred by the corresponding Funds. Accordingly, the performance results for each portfolio have been adjusted to reflect the overall expense ratio expected to be borne by the corresponding Fund in its first fiscal year and the management fee and applicable Performance Adjustment that would have been charged given the actual performance of the relevant index over the period shown.

THE PERFORMANCE DATA REPRESENTS THE PRIOR PERFORMANCE OF THE PORTFOLIOS, NOT THE PRIOR PERFORMANCE OF THE FUNDS, AND SHOULD NOT BE CONSIDERED AN INDICATION OF OR A SUBSTITUTE FOR FUTURE PERFORMANCE OF ANY OF THE FUNDS. THE TIME PERIODS REFERENCED BELOW ARE RELATIVELY SHORT AND MAY NOT BE REPRESENTATIVE OF THE

PERFORMANCE OF THESE PORTFOLIOS OVER THE LONG TERM. THE PERFORMANCE FIGURES FOR THE GLOBAL INDEPENDENCE PORTFOLIO ARE PRESENTED IN ACCORDANCE WITH THE STANDARDS PROMULGATED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH ("AIMR"). THE FIGURES FOR THE YEAR ENDED DECEMBER 31, 1997 (INCLUDED IN THE RETURN SINCE INCEPTION) HAVE BEEN EXAMINED BY AN INDEPENDENT ACCOUNTING FIRM. THE U.S. EQUITY PORTFOLIO AND THE AGGRESSIVE EQUITY PORTFOLIO HAVE ENGAGED AN INDEPENDENT ACCOUNTING FIRM TO PERFORM AN EXAMINATION OF THE PERFORMANCE FIGURES FOR THE PERIOD ENDED DECEMBER 31, 1998 FOR PRESENTATION IN ACCORDANCE WITH THE STANDARDS PROMULGATED BY AIMR.

Set forth below is the performance of an unregistered, privately-offered investment portfolio (the "U.S. Equity Portfolio"), which commenced operations on January 5, 1998 and employs substantially the same investment objectives, policies and strategies as the U.S. Core Equity Fund. Returns of the U.S. Equity Portfolio are compared to the S&P 500 Index. Unlike the U.S. Equity Portfolio's net returns, those of the S&P 500 Index, an unmanaged index, do not reflect fees and expenses. Both the returns of the U.S. Equity Portfolio and the S&P 500 Index reflect the reinvestment of dividends and distributions.


                                                          Mgmt. Fee Plus
                                  Other      Adjusted      Performance         Net
               Gross Return     Expenses      Return        Adjustment        Return
               ------------     --------     --------     --------------     --------
U.S. Equity       29.53%          .35%        29.18%          1.30%           27.88%
Portfolio
S&P 500 Index     27.97%          n/a          n/a             n/a             n/a


Set forth below is the performance of a separately managed private account (the "Aggressive Equity Portfolio"), which commenced operations on July 1, 1998 and employs substantially the same investment objectives, policies and strategies as the Aggressive Equity Fund. Returns of the Aggressive Equity Portfolio are compared to the S&P 500 Index. Unlike the Aggressive Equity Portfolio's net returns, those of the S&P 500 Index do not reflect fees and expenses. Both the returns of the Aggressive Equity Portfolio and the S&P 500 Index reflect the reinvestment of dividends and distributions.


                                                                         Mgmt. Fee Plus
                                                 Other       Adjusted      Performance         Net
                               Gross Return     Expenses      Return        Adjustment        Return
                               ------------     --------     --------     --------------     --------
Aggressive Equity Portfolio       10.52%          .35%        10.17%           1.74%           8.43%
S &P 500 Index                     9.23%           n/a          n/a             n/a             n/a



Set forth below is the performance of an unregistered, privately-offered investment portfolio registered under the laws of Luxembourg (the "Global Independence Portfolio"), which commenced operations on October 1, 1997 and employs substantially the same investment objectives, policies and strategies as the Global Independence Fund. Returns of the Global Independence Portfolio are compared to a composite index, comprised of 50% of the World Equity Index and 50% of the Global Bond Index (the "Composite Index."). Unlike the Global Independence Portfolio's net returns, those of the Composite Index do not reflect fees and expenses. Both the returns of the Global Independence Portfolio and the Composite Index reflect the reinvestment of dividends and distributions, if any.

SINCE INCEPTION                                                           Mgmt. Fee Plus
                                                 Other       Adjusted      Performance         Net
                               Gross Return     Expenses      Return        Adjustment        Return
                               ------------     --------     --------     --------------     --------
Global Independence Portfolio      22.18%         .35%        21.83%            3.00%         18.83%
Composite Index                    14.08%         n/a           n/a              n/a           n/a



                                                                         Mgmt. Fee Plus
YEAR-ENDED                                       Other       Adjusted      Performance         Net
DECEMBER 31, 1998              Gross Return     Expenses      Return        Adjustment        Return
                               ------------     --------     --------     --------------     --------
Global Independence Portfolio      17.51%          .35%        17.16%          3.00%          14.16%
Composite Index                    12.40%           n/a         n/a             n/a            n/a



                                ACCOUNT POLICIES

PRICING OF SHARES

You pay no sales charges to invest in the funds. When you invest in a fund, you pay the net asset value (NAV) per Institutional share or Investor share, as appropriate. Your purchase or redemption order will be priced at the next NAV calculated after your order is received by the Fund.

The NAV is determined at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time) each day the Exchange is open for business. It is calculated by dividing total assets of the fund's relevant class of shares, less all liabilities, by the number of the relevant class of shares outstanding.

Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are generally valued at the last sale price or, in the absence of a last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

BUYING AND SELLING SHARES

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Fund shares will not be priced on major national holidays recognized in New York and other days when the Exchange is closed for trading.

If we receive your purchase or redemption request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

You can also purchase fund shares through financial services firms such as banks, brokers and investment advisers. Where authorized, your order will be priced at the NAV next computed after your financial services firm has accepted it.

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.

When selling shares, your order will be processed promptly and you will generally receive the proceeds within a week.

Some circumstances require written sell orders, along with signature guarantees. These include:

-   amounts of $100,000 or more

- amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

-   requests to send the proceeds to a different payee or address

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS:

INVESTOR SHARES:  $2,500

INSTITUTIONAL SHARES:  $1,000,000

In its discretion, subject to review by the board of trustees, the Adviser may waive these minimum investment requirements. Without limiting this discretion, the Adviser intends to waive the minimum on investments in Institutional shares for employees of the Adviser and its affiliates, and for the spouse, parents, children, siblings, grandparents or grandchildren of these employees.

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic purchases)

-   after any changes of name or address of the registered owner(s)

-   otherwise, every month

You will receive annual and semiannual financial reports. Every year you also should receive, if applicable, a Form 1099 tax information statement mailed by January 31.

                                SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-774- 9838.


FOR BUYING SHARES:

AUTOMATIC INVESTMENT PLAN         For making automatic investments from a
                                  designated bank account.

PAYROLL DEDUCTION PLAN            For making automatic
                                  investments through a payroll
                                  deduction.

GOVERNMENT DIRECT DEPOSIT         For making automatic
PRIVILEGE                         investments from your federal
                                  employment, Social Security or
                                  other regular federal
                                  government check.


FOR BUYING AND FOR SELLING SHARES:


AUTO-EXCHANGE PRIVILEGE           For making regular exchanges from one fund
                                  into another.

FOR SELLING SHARES:

AUTOMATIC WITHDRAWAL PLAN         For making regular withdrawals from the funds.


EXCHANGE PRIVILEGE

You can exchange $2,500 or more of the Investor shares and $1,000,000 or more of the Institutional shares from one fund into the same class of shares of another fund (no minimum for retirement accounts). You can request your exchange in writing or by phone. Be sure to read the fund description in the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). No fee is currently charged on exchanges.

TELEPHONE PRIVILEGE

To move money between your bank account and your fund account with a phone call, use the telephone privilege. You can set up this privilege on your account by providing bank account information and following the instructions on your application.

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund takes reasonable measures to verify the order.

GENERAL POLICIES

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

- refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

- refuse any purchase or exchange request in excess of 1% of the fund's total assets

- change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

-    change its minimum investment amounts

- delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect the fund (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

- make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations

INVESTMENT THROUGH INTERMEDIARIES

If you invest through a third party (rather than directly through the funds' distributor), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

Financial services firms selling significant amounts of fund shares may receive extra compensation. This compensation, which the Adviser will pay out of its own resources, may include non-cash promotional incentives as well as reimbursement for marketing costs. From time to time, we may provide opportunities for you or your financial representative to attend business meetings, conferences, training programs or other events. Travel, meals and lodging may be included. To find out more about promotional events in your area, please contact your financial representative.

                           DISTRIBUTION POLICIES AND TAXES

DISTRIBUTIONS

As a fund investor, you are entitled to your share of the fund's net income and gains on its investments. The fund passes these earnings along to its shareholders as distributions.

Each fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions, a portion of which may be taxable to you as ordinary income.

Each fund distributes its net income at least annually. All of the funds distribute capital gains annually, usually in November or December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. Each fund offers the following options:

- REINVESTMENT OPTION Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. You will be assigned this option unless you indicate a different choice.

- INCOME-EARNED OPTION Your capital gain distributions will be automatically reinvested, but you will receive dividend distributions by check or electronic transfer.

- CAPITAL GAINS OPTION Your dividend distributions will be automatically reinvested, but you will receive capital gain distributions by check or electronic transfer.

- CASH OPTION You will receive your dividend and capital gain distributions by check or electronic transfer.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as capital gains; distributions from other sources are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you will receive a portion of the money you just invested in the form of a taxable distribution. Some dividends paid in January may be taxable as if they had been paid the previous December.

If you fail to provide your correct taxpayer identification number on your application, or you have been notified by the IRS that you are subject to backup withholding, the funds may withhold 31% of all distributions to you for federal taxes. In the case of an individual, your taxpayer identification number is your social security number.

The form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                    FUND DETAILS

MULTI-CLASS STRUCTURE

Each fund offers two no-load classes of shares, called Institutional and Investor.

Institutional shares are sold directly by the funds' distributor. They may be purchased by endowments, foundations and plan sponsors of 401(a), 401(k), 457 and 403(b) plans and by individuals.

Investor shares may be purchased by intermediary financial institutions (including broker-dealers, investment advisers, financial planners, banks and insurance companies), and certain individual retirement accounts and individuals. Investment professionals may purchase Investor shares for discretionary or non-discretionary accounts maintained by individuals.

Shares of each class represent equal pro rata interests in the funds. Each class accrues dividends and calculates its net asset value and performance the same way. But because of their higher fees, Investor shares will generally have a lower total return than Institutional shares.

SHAREHOLDER SERVICING AND DISTRIBUTION

As part of its business strategy, each fund has adopted a Rule 12b-1 shareholder servicing and distribution plan with respect to Investor shares for the payment of certain distribution-related services. Under the plan, the distributor receives fees at an annual rate of 0.25% of the average daily net assets of the fund's Investor shares, which the distributor may use to pay third-party broker-dealers who sell shares of the fund or other distribution-related services.

Rule 12b-1 is the federal securities regulation authorizing fees of this type. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of an investment in Investor shares and may cost you more than paying other types of sales charges.

No compensation is paid by the funds for distribution services with respect to sales of Institutional shares. Shareholder and distribution services to these shareholders will be provided at no charge to fund shareholders.

                               ADDITIONAL INFORMATION

Additional documents are available that offer further information about the funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, portfolio investments, detailed performance information, a statement from portfolio management and the independent accountants' report.

The annual report also provides a discussion of the market conditions and investment strategies that significantly affected fund performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the funds and their investments. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference. You may visit the Commission's Internet Website (www.sec.gov) to view the SAI, other material incorporated by reference, and other information. You can also get copies of this information by writing to the Commission and paying a duplicating fee. Write to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C.  20540-6009.

You may review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the Commission at 1-800-SEC-0330.

Please contact CDC MPT+ Funds to obtain more information about the funds, inquire about your account or request a free copy of the current annual/semi-annual report or SAI:


By mail:

     CDC MPT+ Funds
     P.O. Box 8122
     Boston, MA  02266-8122

By overnight or courier service:

          Boston Financial
          Attn:  CDC MPT+ Funds
          2 Heritage Drive
          North Quincy, MA  02171

By telephone:  800-774-9838

                                                        SEC File No. 811-09083

                       Subject to Completion, dated May 6, 1999


                         STATEMENT OF ADDITIONAL INFORMATION

                                    June __, 1999


                                    CDC MPT+ FUNDS


                                U.S. CORE EQUITY FUND
                                AGGRESSIVE EQUITY FUND
                               GLOBAL INDEPENDENCE FUND


           This Statement of Additional Information is meant to be read in conjunction with the Prospectus for the Institutional shares and the Investor shares of CDC MPT+ Funds (the "Trust"), dated June __, 1999 as amended or supplemented from time to time (the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus. The Trust currently offers three separately managed portfolios: U.S. Core Equity Fund, Aggressive Equity Fund and Global Independence Fund (together the "Funds" and each a "Fund"). Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectus and information regarding the Funds' current performance and the status of shareholder accounts may be obtained by calling the Funds at (800) 774-9838 or by writing to the Funds at P.O. Box 8122, Boston, Massachusetts, 02266-8122.


The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.

                                  TABLE OF CONTENTS


                                                                       Page
                                                                       ----

Organization of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . 1
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . 1
          Options, Futures, Currency Exchange Transactions and Swaps . . . 1
               Securities Options. . . . . . . . . . . . . . . . . . . . . 2
               Securities Index Options. . . . . . . . . . . . . . . . . . 5
               OTC Options . . . . . . . . . . . . . . . . . . . . . . . . 5
               Futures Activities. . . . . . . . . . . . . . . . . . . . . 6
                    Futures Contracts. . . . . . . . . . . . . . . . . . . 6
                    Options on Futures Contracts . . . . . . . . . . . . . 7
               Currency Exchange Transactions. . . . . . . . . . . . . . . 8
                    Forward Currency Contracts . . . . . . . . . . . . . . 8
                    Currency Options . . . . . . . . . . . . . . . . . . . 9
                    Hedging. . . . . . . . . . . . . . . . . . . . . . . . 9
               Swaps . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
               Asset Coverage for Forward Contracts, Options,
                Futures and Options on Futures and Swaps . . . . . . . . . 11
          U.S. Government Securities . . . . . . . . . . . . . . . . . . . 12
          Money Market Obligations . . . . . . . . . . . . . . . . . . . . 12
               Bank Obligations. . . . . . . . . . . . . . . . . . . . . . 13
               Commercial Paper. . . . . . . . . . . . . . . . . . . . . . 13
               Other Short-Term Corporate Obligations. . . . . . . . . . . 13
          Foreign Investments. . . . . . . . . . . . . . . . . . . . . . . 14
               Foreign Currency Exchange . . . . . . . . . . . . . . . . . 14
               Information . . . . . . . . . . . . . . . . . . . . . . . . 14
               Foreign Markets . . . . . . . . . . . . . . . . . . . . . . 15
               Political Instability . . . . . . . . . . . . . . . . . . . 15
               Increased Expenses. . . . . . . . . . . . . . . . . . . . . 15
               Foreign Debt Securities . . . . . . . . . . . . . . . . . . 15
               Emerging Markets. . . . . . . . . . . . . . . . . . . . . . 16
               Depositary Receipts . . . . . . . . . . . . . . . . . . . . 16
               Euro Conversion . . . . . . . . . . . . . . . . . . . . . . 16
          Fixed Income Securities. . . . . . . . . . . . . . . . . . . . . 17
          Securities of Other Investment Companies . . . . . . . . . . . . 17
          Standard & Poor's Depositary Receipts ("SPDRS"). . . . . . . . . 17
          When-Issued Securities, Delayed-Delivery Transactions
            and Forward Commitments. . . . . . . . . . . . . . . . . . . . 18
          Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . 18
          Reverse Repurchase Agreements and Dollar Rolls . . . . . . . . . 19
          Loan Participations and Assignments. . . . . . . . . . . . . . . 20
          Zero Coupon Securities . . . . . . . . . . . . . . . . . . . . . 20
          Convertible Securities . . . . . . . . . . . . . . . . . . . . . 20
               Mortgage-Backed Securities. . . . . . . . . . . . . . . . . 22
               Asset-Backed Securities . . . . . . . . . . . . . . . . . . 23

               Structured Notes. . . . . . . . . . . . . . . . . . . . . . 23
               Non-Publicly Traded and Illiquid Securities . . . . . . . . 24
                    Rule 144A Securities . . . . . . . . . . . . . . . . . 24
               Rights Offerings and Purchase Warrants. . . . . . . . . . . 25
               Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . 26
          U.S. Core Equity Fund Only . . . . . . . . . . . . . . . . . . . 26
               Short Selling . . . . . . . . . . . . . . . . . . . . . . . 26
               Short Sales "Against the Box".. . . . . . . . . . . . . . . 27
               Lending of Portfolio Securities . . . . . . . . . . . . . . 27
          Aggressive Equity Fund and Global Independence Fund Only . . . . 28
               Non-Diversified Status. . . . . . . . . . . . . . . . . . . 28
               Below Investment Grade Securities . . . . . . . . . . . . . 28
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . 30
Portfolio Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Portfolio Turnover   . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . . 36
          Officers and Trustees. . . . . . . . . . . . . . . . . . . . . . 36
          Control Persons and Principal Stockholders . . . . . . . . . . . 38
          Investment Adviser and Administrator . . . . . . . . . . . . . . 38
          Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . 39
               Choice of Performance Benchmark . . . . . . . . . . . . . . 39
          Distribution and Shareholder Servicing . . . . . . . . . . . . . 42
               Investor Shares . . . . . . . . . . . . . . . . . . . . . . 42
               Institutional Shares. . . . . . . . . . . . . . . . . . . . 43
               General . . . . . . . . . . . . . . . . . . . . . . . . . . 43
          Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . 43
          Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . 43
Additional Purchase and Redemption Information . . . . . . . . . . . . . . 44
Exchange Privilege   . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Additional Information Concerning Taxes. . . . . . . . . . . . . . . . . . 46
          The Funds and Their Investments. . . . . . . . . . . . . . . . . 46
          Taxation of United States Shareholders . . . . . . . . . . . . . 49
          Other Taxation . . . . . . . . . . . . . . . . . . . . . . . . . 51
Determination of Performance . . . . . . . . . . . . . . . . . . . . . . . 51
Independent Auditors and Counsel . . . . . . . . . . . . . . . . . . . . . 52
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . 53

Appendix -- Description of Ratings . . . . . . . . . . . . . . . . . . . . A-1

                              ORGANIZATION OF THE FUNDS

          The Trust is an open-end management investment company that was organized on October 13, 1998 under the laws of the State of Delaware and is a business entity commonly known as "Delaware business trust." The Trust currently offers three separately managed series each comprised of both Investor and Institutional shares: U.S. Core Equity Fund, Aggressive Equity Fund and Global Independence Fund. Unless otherwise indicated, references to a "Fund" apply to all classes of shares of that Fund as a group.

                         INVESTMENT OBJECTIVES AND POLICIES

          The following information supplements the discussion of each Fund's investment objectives and policies in the Prospectus. There are no assurances that a Fund will achieve its investment objectives.

          The U.S. Core Equity Fund is a diversified portfolio that seeks total return greater than that of the S&P 500 Index by investing primarily in equity securities of U.S. companies.


          The Aggressive Equity Fund is a non-diversified portfolio that seeks total return greater than that of the S&P 500 Index by investing primarily in equity and equity related securities and certain derivative instruments.


          The Global Independence Fund is a non-diversified portfolio that seeks total return, on a risk adjusted basis, consistent with the preservation of capital by investing primarily in the global equity, global fixed income and currency markets.


          CDC Investment Management Corporation ("CDC Investments" or the "Adviser") serves as the investment adviser to each Fund. Both the Aggressive Equity Fund and the Global Independence Fund apply CDC Investments' Global Dynamic Asset Allocation Strategy ("GDAA Strategy"), which focuses on building a risk-return balanced portfolio which seeks to control the effect of shifts in market volatility through the use of certain investment strategies. The GDAA Strategy seeks to exploit patterns in the relationships of fundamental economic and financial variables to the underlying equity, bond and currency markets and uses a mix of fundamental judgment and sophisticated quantitative tools to achieve that objective.

OPTIONS, FUTURES, CURRENCY EXCHANGE TRANSACTIONS AND SWAPS

          At the discretion of CDC Investments, each Fund may engage in a number of strategies involving options, futures, forward currency contracts and swaps. These instruments, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) in an attempt to generate income to offset expenses or increase return. Transactions that are not considered hedging should be considered speculative and may serve to increase a Fund's investment risk. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not use these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.

          To the extent a Fund engages in the strategies described below, a Fund may experience losses greater than if these strategies had not been utilized.
In addition to the risks described below, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out positions without incurring substantial losses, if at all. A Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

          SECURITIES OPTIONS. Each Fund may write covered call options on stock and debt securities and may purchase U.S. and foreign exchange-traded and over-the-counter ("OTC") put and call options.

          A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund that writes a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes a call option retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of a Fund holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which a Fund has written options may exceed the time within which a Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, a Fund will not bear any market risk, since a Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved by its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation a Fund could realize on its investments or require a Fund to hold securities it would otherwise sell.

          Additional risks exist with respect to certain securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when CDC Investments expects that the price of the underlying security will remain flat or decline moderately during the option period,
(ii) at-the-money call options when CDC Investments expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CDC Investments expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether a Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium a Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but a Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring a Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transactin. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, each Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CDC Investments, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to have market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts for each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that each Fund and other clients of CDC Investments and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100 Index. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on stock, except that (i) the expiration cycles of securities index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for stock options.

          OTC OPTIONS. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, a Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which a Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in a material loss to the Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous

          FUTURES ACTIVITIES. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. The Aggressive Equity and Global Independence Funds may also enter into futures contracts on precious metals and purchase and sell related options on precious metals. These futures contracts are standardized contracts for the future delivery of a foreign currency, precious metal, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including (i) for the purpose of hedging against a decline in value of a Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) in an attempt to generate income to offset expenses or increase return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. A precious metals futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a precious metal at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the contract is made.

          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, precious metal, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. The Aggressive Equity Fund and the Global Independence Fund may also purchase and write put and call options on precious metals futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, precious metal, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund. The CFTC has recently adopted rules that will permit exchanges to use futures-style margining with respect to options on futures upon approval by the CFTC.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and a Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency, (iv) by purchasing exchange-traded currency options or (v) by engaging in currency swaps. Risk associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

          FORWARD CURRENCY CONTRACTS.   A forward currency contract involves an
obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          The OTC market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

          CURRENCY OPTIONS. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          HEDGING. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position or to mitigate against non-diversification risks; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of short futures contracts entered into by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by CDC Investments still may not result in a successful hedging transaction.

          A Fund will engage in hedging transactions only when deemed advisable by CDC Investments, and successful use by a Fund of hedging transactions will be subject to CDC Investments' ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

          SWAPS. Each Fund may enter into swaps relating to indexes, currencies and equity interests of issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. The Funds may only enter into swaps with counterparties that are "eligible swap participants" as defined in CFTC Regulation Section 35.1 (b)(2).

          Each Fund will usually enter into swaps on a net basis (I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CDC Investments believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES AND SWAPS. The Funds will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to separate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. If a Fund holds a futures or forward contract, a Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          U.S. GOVERNMENT SECURITIES.

          Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CDC Investments determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

MONEY MARKET OBLIGATIONS.

          Each Fund is authorized to invest in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of U.S. Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CDC Investments to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to portfolio securities.

          BANK OBLIGATIONS. The Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks, including future and political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by CDC Investments to be of comparable quality to those rated obligations which may be purchased by the Fund.

          OTHER SHORT-TERM CORPORATE OBLIGATIONS. These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment CDC Investments determines that such investment is of comparable quality to those rated obligations which may be purchased by each Fund.

          If CDC Investments determines that market conditions temporarily warrant a defensive investment policy, each Fund may invest up to 100% of its assets in money market instruments. The yield on such securities may be lower than the yield on lower-rated, fixed-income securities.

          FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may, but are not required to, use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          INFORMATION. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuations and increased liquidity.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation, nationalization, or confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including the withholding of dividends. Political or social instability, or domestic developments could affect U.S. investments in those and neighboring countries.

          INCREASED EXPENSES. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield in such securities.

          FOREIGN DEBT SECURITIES. Each of the Funds may invest in debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. Each Fund's holdings of debt securities will be considered investment grade at the time of purchase, except that the Aggressive Equity Fund and the Global Independence Fund may purchase a certain amount of below investment grade securities (see "Below Investment Grade Securities"). A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") or, if unrated, is determined to be of comparable quality by CDC Investments. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the

European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of quasi-governmental agencies and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

          EMERGING MARKETS. Investing in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.) involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets have recently experienced significant declines in value due to political and currency volatility in emerging markets countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          DEPOSITARY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and certain of the above risks of investing in foreign securities may be involved in investing in such securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

          EURO CONVERSION. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presents unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions;

(ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and
(iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries to the Economic and Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

          FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of a Fund's assets will vary based on CDC Investments' assessment of economic and market conditions.

          SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of each Fund's total assets and (iii) when added to all other investment company securities held by each Fund, do not exceed 10% of the value of each Fund's total assets.

          STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). Each Fund may purchase interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts. The liquidity of small holdings of SPDRs will depend upon the existence and liquidity of a secondary market. The price of SPDRs is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stock. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

          WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a "when-issued" basis, for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis in an amount up to 20% of its total assets. Each Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objectives. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

          When a Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of a Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by CDC Investments. CDC Investments will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, CDC Investments will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. CDC Investments will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          Each Fund also may enter into "dollar rolls," in which a Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by CDC Investments to be creditworthy.

          ZERO COUPON SECURITIES. Each Fund may invest up to 20% of its total assets in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest and may be more, speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fail. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that are substantial. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be included in determining the amount of dividends a Fund must pay each year and, in order to generate cash necessary to pay such dividends, a Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by a Fund. Neither event will require sale of such securities, although CDC Investments will consider such event in its determination of whether a Fund should continue to hold the securities.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating.

          MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities issued by U.S. government entities, such as GNMA, FNMA or FHLMC. In addition, a Fund may invest in mortgage-backed securities sponsored by U.S. issuers as well as non-governmental issuers. The Aggressive Equity Fund and the Global Independence Fund may also invest in mortgage-backed securities of foreign issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          ASSET-BACKED SECURITIES. Each Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.

          STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark asset or market, such as investments in certain emerging markets that restrict investment by foreigners. The structured note fixes the maximum loss that a Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although CDC Investments generally will not use leverage in its structured note strategies. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Each Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as described below) and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Each Fund may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act adopted by the SEC. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CDC Investments anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless the Trustees or their delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Trustees and its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Trustees of each Fund will carefully monitor any investments by a Fund in Rule 144A Securities. The Trustees may adopt guidelines and delegate to CDC Investments the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Trustees will retain ultimate responsibility for any determination regarding liquidity.

          Rule 144A Securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Fund's net assets could be adversely affected.

          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Each Fund may invest up to 10% of its net assets in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is authorized at the time the right or warrant is issued or is issued together with the right or warrant.

          Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements on the underlying security are generally magnified in the price movements of the warrant. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. An investor's risk increases in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in a warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant with generally expire without value. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

          BORROWING. Each Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds expect that some of their borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          U.S. CORE EQUITY FUND ONLY

          SHORT SELLING. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells borrowed securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's total assets.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will segregate with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds form the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". The Fund may enter into a short sale of securities such that when the short position is open a fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Fund to, for example, lock in a sale price for the security a Fund does not wish to sell immediately. The Fund will segregate with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box.

          The Fund may make a short sale as a hedge, when it believes that the price of a security may decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If the Fund effects a short sale of securities at a time when it has an unrealized gain in the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Trustees. These loans, if and when made, may not exceed 50% of the Fund's total assets (including the loan collateral) taken at value. The Fund will not lend portfolio securities to affiliates of CDC Investments unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Trustees must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

AGGRESSIVE EQUITY FUND AND GLOBAL INDEPENDENCE FUND ONLY

          NON-DIVERSIFIED STATUS. The Aggressive Equity and Global Independence Funds are classified as non-diversified investment companies under the 1940 Act, which means that a Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, a Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          BELOW INVESTMENT GRADE SECURITIES. Each of these Funds may invest its assets in non-investment grade securities (securities that are rated below the fourth highest grade at the time of purchase by Moody's or S&P, or, if unrated, deemed by CDC Investments to be of comparable quality). Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require a sale of such securities by a Fund, although CDC Investments will consider such event in its determination of whether a Fund should continue to hold the securities. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest.

          The market values of below investment grade securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of investment grade securities and the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to prior payment of senior indebtedness. If the issuer of a security owned by a Fund defaulted, a Fund could incur additional expenses in seeking recovery with no guarantee of recovery. Also, a recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. Lower-rated securities also present risks based on payment expectations. For example, lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

          An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities to repay principal and pay interest thereon. The Funds may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds and calculating net asset value.

          The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. The Funds will rely on the judgment, analysis and experience of CDC Investments in evaluating the creditworthiness of an issuer. In this evaluation, CDC Investments will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

                              INVESTMENT RESTRICTIONS

          The investment restrictions numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of each Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 9 through 14 may be changed by a vote of the Trustees at any time.

          Each Fund may not:

          1. Borrow money except that a Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by a Fund may not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed) at the time of such borrowing. For purposes of this restriction, short sales and the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of a value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that to the extent the Fund's benchmark is concentrated in a particular industry, the Fund will be concentrated in that industry. This limitation does not apply to the purchase of U.S. Government Securities.

          3. With respect to the U.S. Core Equity Fund only, purchase the securities of any issuer if as a result more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

          4. Make loans, except that a Fund may purchase or hold fixed-income securities, including structured securities, and enter into repurchase agreements. The U.S. Core Equity Fund may also lend its portfolio securities in an amount not to exceed 50% of its total assets.

          5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

          6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that a Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          7. Invest in commodities, except that the Funds may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments, and, in the case of the Aggressive Equity and Global Independence Funds, purchase or sell contracts relating to the future delivery of precious metals.

          8. Issue any senior security except as permitted in a Fund's investment limitations.

          9. Purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 15% of a Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          13. Invest in rights or warrants (other than rights or warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of a Fund's net assets.

          14. Make additional investments (including roll-overs) if a Fund's borrowings exceed 5% of its net assets.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                                PORTFOLIO VALUATION

          The Prospectus discusses the time at which the net asset value of each Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Fund in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options are generally valued at the last sale price or, in the absence of a last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-Term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trustees. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, a Fund may employ outside organizations (a "Price Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Trustees, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of a Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Trustees. In addition, the Trustees or their delegates may value a security at fair value if they determine that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Trustees or their delegates deem that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Trustees.

                               PORTFOLIO TRANSACTIONS

          CDC Investments is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          CDC Investments will select specific portfolio investments and effect transactions for each Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, CDC Investments will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. CDC Investments may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to each Fund and/or other accounts over which CDC Investments exercises investment discretion. CDC Investments may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if CDC Investments determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of CDC Investments. Research and other services received may be useful to CDC Investments in serving both a Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to CDC Investments in carrying out its obligations to each Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, tading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist CDC Investments in carrying out its responsibilities. Research received from brokers or dealers is supplemental to CDC Investments' own research program. The fees to CDC Investments under its advisory agreement with each Fund are not reduced by reason of its receiving any brokerage and research services.

          Investment decisions for each Fund concerning specific portfolio securities are made independently from those for other clients advised by CDC Investments. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CDC Investments believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Funds. To the extent permitted by law, CDC Investments may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          In no instance will portfolio securities be purchased from or sold to CDC Investments or its affiliates. In addition, a Fund will not give preference to any institutions with whom it enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when CDC Investments, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

                                 PORTFOLIO TURNOVER

          Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by the value of the securities purchased or sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate.

          Certain practices that may be employed by each Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having a similar objective that do not use these strategies.

          While it is not possible to predict the Funds' portfolio turnover rates, the U.S. Core Equity Fund expects its turnover rate for its first year of operation to total approximately 120% and each of the Aggressive Equity Fund and the Global Independence Fund expects its first year turnover rate to total approximately 100%. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.

                              MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES

          Each Fund's business and affairs is managed by its Trustees in accordance with the law of the State of Delaware. The Trustees elect officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by the Trustees.

          The names (and ages) of the Trustees and officers of the Trust, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below. Unless otherwise indicated, the address of each officer is 9 West 57th Street, New York, New York 10019.

      Bluford H. Putnam, Ph.D.* (48)   PRESIDENT, CHIEF INVESTMENT OFFICER AND
                                       TRUSTEE.
                                       President of CDC Investments since 1997;
                                       Managing Director and Chief Investment
                                       Officer for Equities and Asset
                                       Allocation with the Global Investment
                                       Management Department of Bankers Trust
                                       Company in New York from 1994 to 1997;
                                       President of Putnam & Associates, Inc.
                                       from 1991 to 1994.

      Mike West (42)                   TRUSTEE.
      Institute of Statistics and      The Arts and Sciences Professor of
      Decision                         Statistics and Decision Sciences and
        Sciences Duke University       Director of the Institute of Statistics
      Durham, NC  27708-0251           and Decision Sciences, Duke University.

      Arnold Zellner (72)              TRUSTEE.
      The University of Chicago        H.G.B. Alexander Distinguished Service
      Graduate School of Business      Professor Emeritus of Economics and
      1101 East 58th Street            Statistics - Graduate School of
      Chicago, IL  60637               Business, University of Chicago; From
                                       1984 to 1996, H.G.B. Alexander
                                       Distinguished Service Professor -
                                       Graduate School of Business, University
                                       of Chicago.

      D. Sykes Wilford, Ph.D (49)      VICE PRESIDENT AND INVESTMENT OFFICER.
                                       Managing Director of CDC Investments;
                                       Chief Investment Officer of Bankers
                                       Trust Private Bank and Managing Director of Bankers Trust Global Investment
                                       Management from 1994 to 1997; Managing
                                       Director of Chase Investment Bank, Ltd.,
                                       London from 1992 to 1994; Managing
                                       Director of Chase Manhattan Bank from
                                       1988 to 1992.

      Jose Quintana (48)               VICE PRESIDENT AND INVESTMENT OFFICER.
                                       Managing Director of CDC Investments;
                                       Vice President and Head of Quantitative
                                       Research for the Strategic Asset
                                       Allocation team in the Global Investment
                                       Management Group of Bankers Trust
                                       Company from 1994 to 1997; Vice
                                       President in the Global Risk Management
                                       Sector of Chase Manhattan Bank from 1992 to 1994. Vice President at Chase
                                       Investors Management Corporation from
                                       1988 to 1992; Staff Supervisor for
                                       AT&T's Market Analysis and Forecasting
                                       Directorate from 1987 to 1988.

      C. Peter Paterno (36)            TREASURER.
                                       Vice President of CDC Investments;
                                       Financial Consultant from 1995 to 1997;
                                       Managing Director and Head of Trading,
                                       Putnam & Associates from 1993 to 1994;
                                       Director, Panther Capital Advisers, Ltd.
                                       in 1992; Vice President, Proprietary
                                       Fixed Income Trading, Merrill Lynch
                                       International Ltd. from 1991 to 1992;
                                       Manager, International Arbitrage,
                                       Kleinwort Benson Ltd. from 1989 to 1991;
                                       Research Analyst in the International
                                       Fixed Income Strategy and Economics
                                       Group at Morgan Stanley & Co.,
                                       Incorporated from 1986 to 1989.

      Rachel D. Manney (31)            SECRETARY.
                                       Vice President of CDC Investments; Vice
                                       President, BEA Associates from 1992 to
                                       1997; Senior Associate, Coopers &
                                       Lybrand, LLP from 1989 to 1992.

The Trust pays Trustees who are not "affiliated persons" (as defined in the 1940
Act) of CDC Investments, its administrator or distributor an annual fee of $10,000 and $3,000 for each meeting attended by the Trustee for services as Trustee, and each such Trustee is reimbursed for expenses incurred with the Trustee's attendance at meetings.

TRUSTEES' TOTAL COMPENSATION:


Name of Trustee                         From the Trust+
---------------                         ---------------
Bluford H. Putnam*                      None

Mike West                               $22,000

Arnold Zellner                          $22,000

---------

+ Amounts shown are estimates of payments to be made for the Trust's first full fiscal year ending October 31, 1999 pursuant to existing arrangements.


* Mr. Putnam receives compensation as an affiliate of CDC Investments and, accordingly, receive no compensation from the Trust.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS.

          CDC Investments will hold all of the shares of each Fund on the date the Trust's Registration Statement becomes effective. The shares were issued to CDC Investments for providing the initial seed capital to the Trust. It is anticipated that shortly after the Trust's Registration Statement becomes effective, CIMCO Holdings LLC ("CIMCO"), a Delaware limited liability company, will invest approximately $25 million in each Fund. Master Holdings, a Cayman Islands corporation, is the majority shareholder of CIMCO and CDC Investments is a minority shareholder of CIMCO. CDC Group, Paris is the majority shareholder of Master Holdings. CDC Investments is a wholly-owned subsidiary of CDC Group, Paris. So long as CDC Investments or CIMCO owns more than 25% of the outstanding voting securities of a Fund, it may be deemed to control the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

          CDC Investments, located at 9 West 57th Street, 35th Floor, New York, New York 10019, serves as investment adviser to each Fund pursuant to separate written agreements (the "Advisory Agreements"). The Adviser is doing business in New York under the name "CDC Investments".

MANAGEMENT FEES

          As described in the Prospectus, the U.S. Core Equity Fund pays the Adviser a basic fee of 1.00%, the Aggressive Equity Fund pays the Adviser a basic fee of 1.50% and the Global Independence Fund pays the Adviser a basic fee of 1.75%, of the respective Fund's average daily net assets. This basic management fee may be adjusted upward or downward by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a target during the most recent twelve-month period. The target for the U.S. Core Equity Fund and the Aggressive Equity Fund is the investment record of the S&P 500 Index. The target for the Global Independence Fund is the investment record of a composite benchmark, 50% of which is comprised of the Morgan Stanley Capital International World Index (the "World Equity Index") and 50% of which is comprised of the J.P. Morgan Global Bond Index (the "Global Bond Index").


          In the case of the U.S. Core Equity Fund and the Aggressive Equity Fund, the difference between the Fund's performance compared to the performance of the relevant target is multiplied by a Performance Adjustment of 25% (as an annual rate). The Performance Adjustment is then added or subtracted from the basic fee, subject to the maximum or minimum fee. The maximum annualized Performance Adjustment is 1.00% for the U.S. Core Equity Fund and 1.50% for the Aggressive Equity Fund.


          In the case of the Global Independence Fund, the difference between the Fund's performance compared to the performance of the relevant target is multiplied by a Performance Adjustment of 5% (as an annual rate). The Performance Adjustment is then added to or subtracted from the basic fee, subject to the maximum or minimum fee. The maximum Performance Adjustment is 0.25% for the Global Independence Fund.


CHOICE OF PERFORMANCE BENCHMARK

          In the case of most equity strategies, the performance benchmark may contain much of the risk to the investor, depending on how tightly or loosely the adviser attempts to either track the benchmark or provide excess returns above the return provided by the benchmark. The risks taken in a given portfolio strategy will need to be measured in terms of the total risk of the whole fund, as well as the risks taken in the attempt to earn excess returns above the benchmark. In this latter case, one is conceptually separating the fund into two portfolios, in which one matches the benchmark and the other provides the excess return above the benchmark (noting that the excess return can be negative if the strategy does not work as planned). The adviser will need to measure and understand how the expected returns and risks in the strategy designed to produce excess returns are correlated, if at all, to the expected returns and risks inherent in the performance benchmark. All of these concerns will have a bearing on the total risk being accepted by the investor in a fund, and they are driven in part by the choice of the benchmark and in part by the choice of strategies to out-perform the benchmark.

          In the case of mutual funds using "fulcrum" fee formulas to raise or lower the base management fee depending on fund performance, such as the Funds, the choice of benchmark is a critical factor to be considered by the investor. With incentive fees using the fulcrum fee approach, the total management fee paid to the adviser will depend on a base fee as a percentage of assets under management as well as a performance adjustment that will add to or subtract from the base management fee depending explicitly on the magnitude of positive excess returns above the benchmark or the magnitude of negative excess returns below the benchmark. The design of the "fulcrum" around which the incentive fees either add to or subtract from the base management fees hinges on the choice of the benchmark. The investor, by buying shares of a fund utilizing fulcrum fees, is providing incentives to the adviser to strive for higher excess returns and to take additional risks. The adviser, when taking additional risks in order to attempt to gain excess returns above the benchmark, knows that the total management fees can rise or fall depending on performance. To a limited extent, then, the adviser will benefit when the investor benefits, and the adviser will suffer a detriment when the investor suffers a below-benchmark performance.

          The formula used in the Funds for calculating the fulcrum fees is discussed in more detail, with examples, in the Prospectus. Basically, the total management fee can range from 0.00% (zero) to 2.00% of assets under management in the case of the U.S. Core Equity Fund, from 0.00% to 3.00% in the case of the Aggressive Equity Fund, and from 1.50% to 2.00% in the case of the Global Independence Fund. In the case of the U.S. Core Equity Fund, if the Fund underperforms its benchmark by four percentage points, over a 12-month period, the minimum management fee of 0.00% (zero) will apply. Correspondingly, if the Fund overperforms its benchmark by four percentage points, the maximum total management fee of 2.00% will apply. In the case of the Aggressive Equity Fund, if the Fund underperforms its benchmark by six percentage points, over a 12-month period, the minimum management fee of 0.00% (zero) will apply. Correspondingly, if the Fund overperforms its benchmark by six percentage points, the maximum total management fee of 3.00% will apply. In the case of the Global Independence Fund, if the Fund underperforms its benchmark by 5 percentage points or more, over a 12-month period, the minimum management fee of 1.50% will apply. Correspondingly, if the Fund overperforms its benchmark by 5 percentage points or more, the maximum total management fee of 2.00% will apply.

          Therefore, investors in the Funds should pay special attention to the choice of benchmark since it plays a critical role in determining the total risk of the Fund as well as the management fees charged by the Fund. The choice of the benchmark for each Fund depends on a number of factors, including the objectives of the Fund, the universe of securities and other investments which the Adviser plans to utilize, the level of risks expected to be taken, and the ability of the portfolio to develop strategies that attempt to out-perform the benchmark.

          In the case of the U.S. Core Equity Fund and the Aggressive Equity Fund, the performance benchmark is the S&P 500 Index. Both of these Funds are designed to give the investor a basic exposure to the U.S. equity market. The S&P 500 Index is one of several established indexes that provide a good measure of the core U.S. equity market. Other indexes cover the stocks of more companies, but these additional company stocks are often very small and trade in a relatively less liquid manner. In most market conditions, the S&P 500 Index has a capitalization that includes 70% or more of other broad-based U.S. equity indexes. In addition, the S&P 500 Index has a deep and liquid futures market associated with it, giving the Adviser an effective tool for hedging the risks of cash inflows and outflows in the funds, as well as managing other portfolio risks or designing efficient strategies to enhance returns.

          In the case of the Global Independence Fund, the performance benchmark is a composite of the World Equity Index and the Global Bond Index as described above. The Fund will invest in the global equity, global fixed income and currency markets through the use of a variety of equity and fixed income instruments. The Fund will pursue a balanced investment approach and does not expect to place particular emphasis on either the equity or fixed income portion of the Fund's portfolio at any given time. The Adviser believes that the overall risk profile of the composite benchmark will be comparable to the targeted risk level of the Fund. From a risk and return perspective, the total expected risk associated with the composite benchmark, as measured in a value-at-risk framework using annualized standard deviations, will be approximately 15% for the equity component and 5% for the bond component. When combined in the 50/50 composite benchmark under normal market conditions this will provide a total expected risk of approximately
10% (annualized standard deviation), or less given the moderate correlation between equities and bonds. The value-at-risk framework provides a statistical estimate of the volatility of a given portfolio on average and over time. The Adviser hopes to earn returns in relation to risks being taken, such that long run average return to risk ratio of the Fund will equal or exceed the long run average return to risk ratio of the composite benchmark.


          Under the Advisory Agreements, CDC Investments will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreements relate. The Advisory Agreements for the U.S. Core Equity and Aggressive Equity Funds were approved on January 7, 1999, and the Advisory Agreement for the Global Independence Fund was approved on June 3, 1999, each by a vote of the Trustees, including a majority of those Trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were also approved by each Fund's initial shareholder. The Advisory Agreements are terminable by vote of the Trustees or by the holders of a majority of the outstanding voting securities of the relevant Fund, and at any time without penalty, on 60 days' written notice to CDC Investments. The Advisory Agreements may also be terminated by CDC Investments on 90 days' written notice to a Fund. The Advisory Agreements terminate automatically in the event of an assignment.

          State Street Bank and Trust Company located at 222 Franklin Street, Boston, Massachusetts 02110, serves as administrator (the "Administrator") to each Fund pursuant to separate written agreements. The Administrator provides shareholder liaison services to each Fund, including responding to shareholder inquiries and providing information on shareholder investments. The Administrator also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing certain corporate secretarial services, which include preparing materials for meetings of the Trustees, assisting with proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing certain compliance procedures for the Funds. The Administrator also calculates each Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of each Fund's operations. As compensation, each Fund will pay the Administrator a fee calculated at an annual rate of 0.05% of its average daily net assets, subject to a minimum annual fee of $75,000 per Fund and an additional annual fee of $3,500 per Class if more than one Class of shares is operational in a Fund.

          Each class of shares of a Fund bears its proportionate share of fees payable to CDC Investments and the Administrator in the proportion that its assets bear to the aggregate assets of a Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. CDC Investments or the Administrator may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING

          Funds Distributor, Inc., located at 60 State Street, Suite 1300, Boston, Massachusetts 02109 (the "Distributor") serves as the distributor of the shares of each Fund under a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no compensation for services as the distributor.

          INVESTOR SHARES. Each Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, under which each Fund will pay the Distributor, in consideration for Services (as defined below), a fee calculated at an annual rate of 0.25% of the average daily net assets of each Fund's Investor shares for certain Services (as defined below) that pertain only to Investor shares. Services include: (i) the sale of the Investor shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of the Investor shares, as set forth in the 12b-1 Plan ("Shareholder Services"), and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of the Distributor related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Investor shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding a Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Investor shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses;
(e) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

          Pursuant to the 12b-1 Plan, the Distributor will provide each Fund's Trustees with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

          INSTITUTIONAL SHARES. A 12b-1 Plan has not been adopted with respect to the Institutional shares of each Fund. Accordingly, the Institutional shares will not pay any 12b-1 fees to the Distributor.

          GENERAL. The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, including a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Trustees"). Any material amendment of the Distribution Plan would require the approval of the Trustees in the manner described above. The Distribution Plan may not be amended to increase materially the amount to be spent under it without shareholder approval of the Investor shares. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Investor shares of each Fund.

CUSTODIAN AND TRANSFER AGENT

          State Street Bank and Trust Company (the "Custodian") acts as custodian for each Fund and also acts as the custodian for each Fund's foreign securities pursuant to written Custodian Agreements (the "Custodian Agreement"). The Custodian will (i) maintain a separate account or accounts in the name of each Fund, (ii) hold and transfer portfolio securities on account of each Fund,
(iii) accept receipts and disbursements of money on behalf of each Fund, (iv) collect and receive all income and other payments and distributions for the account of each Fund's portfolio securities and (v) make periodic reports to the Trustees concerning each Fund's custodial arrangements. The Custodian is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all its duties under the Custodian Agreement and holds the Funds harmless from the negligent acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, the Custodian receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

          State Street Bank and Trust Company (the "Transfer Agent") also serves as each Fund's shareholder servicing, transfer and dividend disbursing agent pursuant to written Transfer Agency and Service Agreements, under which the Transfer Agent (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of each Fund's shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Trustees concerning the Transfer Agent's operations with respect to the Funds.

CAPITAL STOCK

          The Trust Instrument authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of which an unlimited number are designated

Investor shares and an unlimited number are designated Institutional shares.
The Trust Instrument currently has three separate series: U.S. Core Equity Fund, Aggressive Equity Fund, and Global Independence Fund. Each Fund will be comprised of both Institutional shares and Investor shares. Institutional shares are sold directly by the Funds' distributor and may be purchased by endowments, foundations and plan sponsors of 401(a), 401(k), 457 and 403(b) plans and by individuals. Investor shares may be purchased by intermediary financial institutions (including broker-dealers, investment advisers, financial planners, banks and insurance companies), and certain individual retirement accounts and individuals. Investment professionals may purchase Investor shares for discretionary or non-discretionary accounts maintained by individuals.

          Under the Trust Instrument, the Trustees have the power (without shareholder approval) to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Trustees may similarly classify or reclassify any class of the Trust's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

          All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

          Investors in each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of each Fund will vote in the aggregate except where otherwise required by law and except that the Investor Class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. Investors of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for the purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the outstanding shares.

                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of each Fund.

          Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (Each Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If a shareholder's account falls below $500, a Fund may ask the shareholder to increase its balance. If the balance remains below $500 after 45 days, a Fund may close a shareholder's account and redeem the proceeds to the shareholder.

          If the Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of each Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of a Fund.

                                 EXCHANGE PRIVILEGE

          An exchange privilege among the Funds is available to investors. Investors can exchange their Investor and Institutional shares for Investor and Institutional shares of other funds advised by CDC Investments.

          This exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Investor shares or Institutional shares being acquired, as relevant, may legally be sold. Shareholders may exchange $1,000,000 or more of the Institutional shares and $2,500 or more of the Investor shares from one fund into the same class of shares of another fund. There is no minimum for retirement accounts. Prior to any exchange, shareholders should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Each Fund may refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as more than four exchange out of a Fund within a calendar year), and any purchase or exchange request in excess of 1% of a Fund's total assets. Each Fund may also (i) change or discontinue its exchange privilege or temporarily suspend this privilege during unusual market conditions; (ii) change its minimum investment amounts;
(iii) delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect a Fund (this generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and (iv) make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount an investor is redeeming is large enough to affect a Fund's operations. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                      ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

THE FUNDS AND THEIR INVESTMENTS

          Each Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that a Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income (I.E., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the
Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. No more than 10% of each Fund's gross income may be from nonqualifying sources, including income from investments in physical commodities and related options in the case of the Aggressive Equity and Global Independence Funds. A Fund may therefore need to limit the extent to which it makes such investments in order to qualify as a regulated investment company. Furthermore, each Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement.

          The Code imposes a 4% nondeductible excise tax on each Fund to the extent a Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          With regard to a Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as a Fund and may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from a Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, a Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company.

          Each Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to a Fund each year even though a Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of each Fund.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, a Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to a Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

          Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, a Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of a Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. A Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

TAXATION OF UNITED STATES SHAREHOLDERS

     DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund intends to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided that such dividend is actually paid by a Fund during January of the following calendar year.

          Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of a Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by a Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of a Fund, and as a capital gain thereafter (if the shareholder holds his shares of a Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in a Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          BACKUP WITHHOLDING. Each Fund may be required to withhold, for U.S. federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liabilities.

          NOTICES. Shareholders will be notified annually by each Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by a Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

OTHER TAXATION

          Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                            DETERMINATION OF PERFORMANCE

          From time to time, a Fund may quote the total return of its Investor shares and/or Institutional shares in advertisements or in reports and other communications to shareholders. These total return figures show the average percentage change in value of an investment in the Investor and/or Institutional shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Investor and/or Institutional shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in Investor and/or Institutional shares of a Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)TO THE POWER OF n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

          When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Investor and/or Institutional shares for various periods, representing the cumulative change in value of an investment in the Investor and/or Institutional shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions). Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance.

          Each Fund may advertise, from time to time, comparisons of the performance and the expense ratio of its Investor shares and/or Institutional shares with that of one or more other mutual funds with similar investment objectives. Each Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of a Fund's total return in longer market cycles.

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

          In its reports, investor communications or advertisements, each Fund may include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments;
(viii) the potential impact of adding foreign stocks to a domestic portfolio;
(ix) the general biography or work experience of the portfolio managers of the Funds; (x) portfolio manager commentary or market updates; (xi) discussion of macroeconomic factors affecting the Fund and its investments; and (xii) other information of interest to investors.

                          INDEPENDENT AUDITORS AND COUNSEL

          Deloitte & Touche LLP, with principal offices at Two World Financial Center, New York, New York 10281-1414, serves as the independent auditors for the Trust. The statements of assets and liabilities of each Fund, as of April 27, 1999, that appear in this

Statement of Additional Information have been audited by Deloitte & Touche LLP, whose report thereon appears elsewhere herein and has been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher serves as counsel for the Trust, as well as counsel to CDC Investments.

                                FINANCIAL STATEMENTS

          Each Fund's financial statement follows the Independent Auditors' Report.

INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders,
CDC MPT+ Funds:



We have audited the accompanying statements of assets and liabilities of CDC MPT+ Funds (comprising, respectively, the Aggressive Equity Fund, Global Independence Fund and US Core Equity Fund) as of April 27, 1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such statements of assets and liabilities presents fairly, in all material respects, the financial positions of each of the respective funds constituting CDC MPT+ Funds as of April 27, 1999 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP



New York, NY
April 28, 1999

                                   CDC MPT+ Funds


                         Statements of Assets and Liabilities


                                    April 27, 1999





                                                                        Aggressive                Global                   U.S. Core
                                                                          Equity               Independence                  Equity
                                                                           Fund                    Fund                       Fund
 ASSETS
 CASH                                                                     $ 33,333                $ 33,333                 $ 33,334
                                           TOTAL ASSETS                     33,333                  33,333                   33,334

 LIABILITIES
                                      Total Liabilities                          0                       0                        0

 NET ASSETS                                                               $ 33,333                $ 33,333                 $ 33,334

 Shares of beneficial interest outstanding, no par
 value                                                                   3,333.300               3,333.300                3,333.400

 Net asset value, offering price and redemption price
 per share                                                                 $ 10.00                 $ 10.00                  $ 10.00







                                See accompanying notes.

                                    CDC MPT+ Funds


                    Notes to Statements of Assets and Liabilities


                                    April 27, 1999


1.   ORGANIZATION


     CDC MPT+ Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of three funds, each having distinct investment objectives and policies: Aggressive Equity Fund (non-diversified portfolio), Global Independence Fund (non-diversified portfolio) and U.S. Core Equity Fund (diversified portfolio) (individually, the "Fund", and collectively, the "Funds"). The Trust currently offers Institutional shares of each Fund and may offer Investor shares.


     The Trust was organized as a Delaware business trust on October 13, 1998. Prior to April 20, 1999, the Trust had no operations other than its organization. On April 20, 1999, the Aggressive Equity Fund and Global Independence Fund issued 3,333 Institutional shares and the U.S. Core Equity Fund issued 3,334 Institutional shares at net asset value (the "Initial Shares") to CDC Investment Management Corporation.


2.   USE OF ESTIMATES


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES


     The Trust has an Investment Management Agreement with CDC Investment Management Corporation (the "Adviser"), under which the Adviser manages the investments of each Fund. Aggressive Equity Fund pays the Adviser a basic fee of 1.50% per annum, Global Independence Fund pays the Adviser a basic fee of 1.75% per annum and U.S. Core Equity Fund pays the Adviser a basic fee of 1.00% per annum, of the respective Fund's average daily net assets. This basic management fee may be adjusted upward or downward by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Aggressive Equity and U.S. Core Equity Funds' investment performance to the S&P 500 Index and the Global Independence Fund's investment performance to a blend of 50% MSCI World Index/50% JP Morgan Global Bond Index, during the most recent twelve-month period. The difference between the Fund's performance compared to the performance of the S&P 500 Index for the Aggressive Equity and U.S. Core Equity Funds is multiplied by a performance adjustment of 25% (as an annual rate). The maximum annualized Performance Adjustment is 1.50% for Aggressive Equity Fund and 1.00% for the U.S. Core Equity Fund. In the case of the Global Independence Fund, the difference between the Fund's performance compared to the performance of the relevant target is multiplied by a Performance Adjustment of 5% (as an annual rate). The Performance Adjustment is then added to or subtracted from the basic fee, subject to the maximum or minimum fee. The maximum Performance Adjustment is 0.25% for the Global Independence Fund. Each Fund's performance is calculated based on its net asset value per share after expenses but before the management fee.


4.   ORGANIZATION EXPENSES


     The Adviser has borne all costs associated with the organization of the Trust.

                                      APPENDIX

                               DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               PART C
                       OTHER INFORMATION
Item 23. EXHIBITS

Exhibit No.            Description of Exhibit
-----------            ----------------------
      (a)(1)           Certificate of Trust.*

         (2)           Trust Instrument.*

      (b)              By-Laws.*

      (c)              Form of Share Certificates.**

      (d)(1)           Investment Advisory Agreement for the U.S. Core Equity
                       Fund.

      (d)(2)           Investment Advisory Agreement for the Aggressive Equity
                       Fund.

      (d)(3)           Investment Advisory Agreement for the Global Independence
                       Fund.

      (e)              Form of Distribution Agreement with Funds
                       Distributor, Inc.**

      (f)              Not applicable.

      (g)              Form of Custodian Agreement with State Street Bank and
                       Trust Company.**

      (h)(1)           Form of Transfer Agency and Service Agreement with State
                       Street Bank and Trust Company.**

         (2) Form of Administration Agreement with State Street Bank and Trust Company.**

      (i)(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to Registrant.

         (2)           Opinion and Consent of Richards, Layton & Finger,
                       Delaware counsel to Registrant.

      (j)              Consent of Deloitte & Touche LLP, Independent Auditors.

      (k)              Not applicable.

      (l)              Purchase Agreement.

      (m)(1)           Shareholder Servicing and Distribution Plan.**

*     Incorporated by reference to Registrant's Registration Statement on
      Form N-1A filed on October 28, 1998.

** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on March 22, 1999.



                                       C-1

         (2)           Shareholder Servicing and Distribution Agreement.**

      (n)              Not applicable.

      (o)              18f-3 Plan.**


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
         WITH REGISTRANT


         All of the outstanding shares of beneficial interest of Registrant on the date Registrant's Registration Statement becomes effective will be owned by CDC Investment Management Corporation, which will have contributed Registrant's initial seed capital.


          It is anticipated that shortly after the Trust's Registration Statement becomes effective, CIMCO Holdings LLC, ("CIMCO"), a Delaware limited liability company, will invest approximately $25 million in each of the U.S. Core Equity Fund, the Aggressive Equity Fund and the Global Independence Fund (each a "Fund" and collectively the "Funds"). Master Holdings, a Cayman Islands corporation, is the majority shareholder of CIMCO and CDC Investments is a minority shareholder of CIMCO. CDC Group, Paris is the majority shareholder of Master Holdings. CDC Investments is a wholly-owned subsidiary of CDC Group, Paris.

Item 25. INDEMNIFICATION

         Under Article X of the Trust Instrument (the "Instrument"), the Trustees and officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Delaware law. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of Registrant whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. No provision of Article X shall protect or purport to protect any Trustee or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Trustee to the fullest extent that indemnification of Trustees and advancement of expenses to Directors is permitted by Delaware law.

          Registrant shall indemnify and advance expenses to its officers to the same extent as its Trustees and to such further extent as is consistent with such law.

          Article X of the Instrument and Article VIII of the Bylaws authorize Registrant to obtain insurance on behalf of its Trustees, officers and employees, including any such person who was serving at the request of the Registrant as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and claimed by such person in such capacity, whether or not Registrant would have the power to indemnify such person against such liability. Registrant may not, however, obtain insurance that protects or purports to protect any Trustee, officer or employee against any liability to Registrant or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Additionally, with respect to indemnification against liability incurred by Registrant's distributor, reference is made to the form of Distribution Agreement filed herewith. With respect to indemnification against liability incurred by Registrant's investment manager, reference is made to the form of Investment Advisory Agreement filed herewith.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Registrant is managed by CDC Investment Management Corporation ("CDC Investments"). CDC Investments is an established leader in providing alternative investment strategies for institutional clients. CDC Investments currently has approximately $4 billion in assets under management and provides asset management services to large European, Asian and North American financial institutions, family offices, fund of funds, pension funds and other investors. The list required by this Item 26 of officers and directors of CDC Investments together with information as to their other businesses, professions, vocations or employment of a substantial nature during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by CDC Investments (SEC File No. 801-42137) pursuant to the Advisers Act.


Item 27. PRINCIPAL UNDERWRITER

(a) Funds Distributor, Inc. serves as distributor for Registrant, as well as for: American Century California Tax-Free and Municipal Funds, American Century Capital Portfolios, Inc., American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Quantitative Equity Funds, American Century Strategic Asset Allocations, Inc., American Century Target Maturities Trust, American Century Variable Portfolios, Inc., American Century World Mutual Funds, Inc., The Brinson Funds, Dresdner RCM Capital Funds, Inc., Dresdner RCM Equity Funds, Inc., Harris Insight Funds Trust, HT Insight Funds, Inc. d/b/a Harris Insight Funds, J.P. Morgan Institutional Funds, J.P. Morgan Funds, JPM Series Trust, JPM Series Trust II, LaSalle Partners Funds, Inc., Kobrick Investment Trust, Merrimac Series, Monetta Fund, Inc., Monetta

Trust, The Montgomery Funds I, The Montgomery Funds II, The Munder Framlington Funds Trust, The Munder Funds Trust, The Munder Funds, Inc., National Investors Cash Management Fund, Inc., Orbitex Group of Funds, SG Cowen Funds, Inc., SG Cowen Income + Growth Fund, Inc., SG Cowen Standby Reserve Fund, Inc., SG Cowen Standby Tax-Exempt Reserve Fund, Inc., SG Cowen Series Funds, Inc., St. Clair Funds, Inc., The Skyline Funds, Waterhouse Investors Family of Funds, Inc. and WEBS Index Fund, Inc.

           (b) The information required by this Item 27 relating to each director, officer or partner of Funds Distributor, Inc. is incorporated by reference to Schedule A of Form BD filed by Funds Distributor, Inc. (SEC File No. 8-20518) pursuant to the Securities Exchange Act of 1934.

           (c)  None.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           (1)      CDC Investment Management Corporation
                    9 West 57th Street, 35th Floor
                    New York, New York 10019
                    (records relating to its functions as investment adviser; Registrant's Certificate of Trust,
                    Trust Instrument, By-laws and minute books)

           (2)      State Street Bank and Trust Company
                    222 Franklin Street
                    Boston, Massachusetts 02110
                    (records relating to its functions as
                    administrator and fund accounting
                    agent)

           (3)      Funds Distributor, Inc.
                    60 State Street, Suite 1300
                    Boston, Massachusetts 02109
                    (records relating to its functions as distributor)

           (4)      State Street Bank and Trust Company
                    222 Franklin Street
                    Boston, Massachusetts 02110
                    (records relating to its functions as custodian)

           (5)      Boston Financial Data Services, Inc.
                    2 Heritage Drive
                    North Quincy, Massachusetts 02171
                    (records relating to its functions as transfer agent)

Item 29.   MANAGEMENT SERVICES

           Not applicable.

Item 30.   UNDERTAKINGS.

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 3rd day of May, 1999.


                                         CDC MPT+ FUNDS


                                         By: /s/ Bluford H. Putnam
                                         --------------------------------------
                                         Bluford H. Putnam
                                         President and Chief Investment Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:



Signature                                     Title                          Date
---------                                     -----                          ----
/s/ Bluford H. Putnam                    Trustee, President and Chief     May 3, 1999
------------------------------           Investment Officer
Bluford H. Putnam

                                         Trustee                          May 3, 1999
------------------------------
Mike West*

                                         Trustee                          May 3, 1999
-------------------------------
Arnold Zellner*

/s/ C. Peter Paterno                     Treasurer                        May 3, 1999
-------------------------------
C. Peter Paterno

/s/ Rachel D. Manney                     Secretary                        May 3, 1999
-------------------------------
Rachel D. Manney



By: /s/ Rachel D. Manney
-------------------------------
Rachel D. Manney as attorney-
in fact


*Rachel D. Manney signs this document pursuant to the power of attorney contained in Pre-Effective Amendment No. 1 to the Registration Statement, filed March 22, 1999.

                   INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit
-----------        ----------------------


      (d)(1)       Investment Advisory Agreement for the U.S. Core Equity Fund.

      (d)(2)       Investment Advisory Agreement for the Aggressive Equity Fund.

      (d)(3)       Investment Advisory Agreement for the Global
                   Independence Fund.

      (i)(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to Registrant.

         (2) Opinion and Consent of Richards, Layton & Finger, Delaware counsel to Registrant.

      (j)          Consent of Deloitte & Touche LLP, Independent Auditors.

      (l)          Purchase Agreement.